[GRAPHIC]

PBHG Insurance Series Fund, Inc.

Annual Report December 31, 2000

o    PBHG Growth II Portfolio

o    PBHG Select 20 Portfolio

o    PBHG Select Value Portfolio

o    PBHG Small Cap Value Portfolio

o    PBHG Technology & Communications Portfolio

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Growth II Portfolio

Dear Shareholder:

The PBHG Growth II Portfolio declined 16.67% during the twelve months ended December 31, 2000. The Portfolio's benchmark index, the Russell MidCap(TM) Growth Index, was down 11.75% for the same period.

Performance Discussion

Growth investors faced a difficult year in 2000, one characterized by volatility, slowing economic growth and deteriorating fundamentals within the technology sector. After months of wondering whether the Federal Reserve's program of interest rate increases was producing the desired effect, investors saw clear signs during the latter half of the year that the economy was not only slower, but was perhaps growing at a rate well below its potential. Speculation quickly moved from whether the Fed would again raise rates to when monetary easing would begin. The dramatic decline in economic activity had profound effects on both consumer confidence and those sectors with performance and risk characteristics of high growth, notably the technology sector. As capital expenditures on technology declined and overall business activity slowed, many high profile technology companies warned of earnings shortfalls as the year progressed. These pre-announcements sent shock waves through the sector. Investors fled technology and other growth sectors and took up defensive positions in those sectors that are typically more economically insensitive, such as utilities and health care. As a result, these traditional defensive sectors outperformed. Energy stocks also enjoyed a strong year, the result of continued high prices.

Our greatest challenge over the period was to stay fully invested. As we sold companies with deteriorating business outlooks, it became increasingly difficult to replace them with new, compelling investment ideas. Although the resulting cash position was larger than average and detracted from returns, we believe this was the most prudent course of action amid the changing economic landscape. An overweight position in technology also had a significant effect on returns and contributed to our underperformance. Additionally, stock selection and an underweighting in financial stocks, which posted a strong results thanks to the attention focused on interest rates and the Fed throughout the year, were detrimental to returns. The Portfolio benefited from its positions in energy, health care and industrials. Over the course of the year, we decreased our exposure to technology, as a result of both market dynamics and our effort to shed companies likely to be subject to earnings disappointments. We increased health care holdings, a more defensive sector that could continue to benefit from the uncertain market environment.

Looking Forward

The market will likely struggle to find balance between the economic benefit of monetary easing and the problem of deteriorating company fundamentals within the context of a slower economy. Regardless of what actions the Fed takes in 2001, we expect that the resulting business activity will settle to levels below those seen at the beginning of 2000. We believe volatility will persist over the next few months as the market remains focused on the Fed and adjusts to a new administration in Washington. However, business conditions should improve once some measure of liquidity and stability return to the market. Going forward, we will remain focused on holding those companies with solid earnings outlooks and the potential to withstand economic uncertainty over the next few months.

We remain optimistic for the long-term prospects of growth stocks, particularly those in the technology sector. The Portfolio generally overweights technology because technology offers the fastest earnings growth rates of any industry sector in the marketplace. Several exciting trends are just emerging, including the explosion of the Internet, the wireless market, competition for broadband to consumer homes and the revamping of the telecommunications network. While the technology sector certainly struggled in 2000, we believe it offers significant opportunities going forward.

Thank you for your continued confidence and investment in the PBHG Insurance Series Fund, Inc.

Sincerely,

/s/ Jeffrey A. Wrona

Jeffrey A. Wrona, CFA
Portfolio Manager

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Growth II Portfolio

--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                               Annualized         Annualized
                             One Year          Three Year        Inception to
                              Return             Return              Date(2)
--------------------------------------------------------------------------------
PBHG Growth II Portfolio     (16.67)%            21.34%             19.44%
--------------------------------------------------------------------------------

        Comparison of Change in the Value of a $10,000 Investment in the
      PBHG Growth II Portfolio versus the Russell Midcap(TM) Growth Index and the Lipper Mid-Cap Growth Funds Average

GRAPH OMITTED
PLOT POINTS FOLLOWS


                                                         Russell Mid-Cap                Lipper Mid-Cap
                          Growth II                         Growth                       Growth Funds
                          Portfolio                          Index                     Classification
4/30/97                   $10,000                          $10,000                        $10,000
5/31/97                   $10,090                          $10,896                        $11,250
6/30/97                   $10,450                          $11,198                        $11,802
7/31/97                   $11,300                          $12,269                        $12,684
8/31/97                   $10,960                          $12,150                        $12,759
9/30/97                   $11,440                          $12,765                        $13,746
10/31/97                  $10,830                          $12,125                        $12,939
11/30/97                  $10,580                          $12,252                        $12,663
12/31/97                  $10,750                          $12,413                        $12,745
1/31/98                   $10,380                          $12,189                        $12,551
2/28/98                   $11,250                          $13,335                        $13,633
3/31/98                   $11,710                          $13,894                        $14,294
4/30/98                   $12,140                          $14,083                        $14,396
5/31/98                   $11,240                          $13,504                        $13,479
6/30/98                   $11,840                          $13,886                        $14,077
7/31/98                   $10,950                          $13,291                        $13,199
8/31/98                    $8,430                          $10,754                        $10,378
9/30/98                    $9,320                          $11,568                        $11,169
10/31/98                   $9,720                          $12,419                        $11,640
11/30/98                  $10,240                          $13,257                        $12,675
12/31/98                  $11,630                          $14,630                        $14,287
1/31/99                   $12,620                          $15,069                        $14,840
2/28/99                   $11,490                          $14,332                        $13,689
3/31/99                   $12,460                          $15,130                        $14,707
4/30/99                   $13,380                          $15,820                        $15,326
5/31/99                   $13,190                          $15,616                        $15,279
6/30/99                   $14,550                          $16,706                        $16,706
7/31/99                   $14,550                          $16,175                        $16,571
8/31/99                   $15,170                          $16,006                        $16,572
9/30/99                   $15,370                          $15,870                        $17,028
10/31/99                  $16,850                          $17,098                        $18,567
11/30/99                  $18,550                          $18,868                        $20,911
12/31/99                  $23,050                          $22,135                        $24,852
1/31/2000                 $22,990                          $22,131                        $24,524
2/29/2000                 $31,010                          $26,783                        $30,729
3/31/2000                 $27,110                          $26,811                        $29,039
4/30/2000                 $23,510                          $24,208                        $26,001
5/31/2000                 $21,420                          $22,444                        $23,739
6/30/2000                 $27,680                          $24,825                        $27,131
7/31/2000                 $25,960                          $23,253                        $25,805
8/31/2000                 $31,340                          $26,760                        $29,115
9/30/2000                 $29,655                          $25,452                        $28,038
10/31/2000                $24,772                          $23,710                        $25,888
11/30/2000                $17,834                          $18,558                        $20,930
12/31/2000                $19,207                          $19,535                        $22,462




(1) Performance is historical and not indicative of future results. The favorable returns experienced by the technology sector in 1999 and the first half of 2000 involved accepting the volatility and risk inherent in that sector and that these returns cannot be consistently achieved. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  The PBHG Growth II Portfolio commenced operations on April 30, 1997.

(3) The Russell Midcap(TM) Growth Index is an unmanaged index comprised of the 800 smallest securities in the Russell 1000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

(4) The Lipper Mid-Cap Growth Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category. These performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIALS]

                    Sector Weightings - at December 31, 2000

                        % of Total Portfolio Investments

                            Consumer Cyclical        3%
                            Energy                  10%
                            Health Care             18%
                            Industrial               4%
                            Services                 2%
                            Technology              47%
                            Cash                    16%


                      Top Ten Holdings - December 31, 2000

Mettler-Toledo International                                        2.90%
Teva Pharmaceutical ADR                                             2.76%
EOG Resources                                                       2.74%
Applied Micro Circuits                                              2.70%
Ensco International                                                 2.62%
Brocade Communications Systems                                      2.54%
BEA Systems                                                         2.51%
Emulex                                                              2.46%
Finisar                                                             2.24%
Checkpoint Software                                                 2.10%
--------------------------------------------------------------------------------
% of Total Portfolio Investments                                   25.57%

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Select 20 Portfolio

Dear Shareholder:

The year 2000 was a difficult one for growth stocks, as investors adopted more defensive positions in the wake of the market's acute volatility and uncertainty. Against this backdrop, the PBHG Select 20 Portfolio declined 23.87% for the year. The Portfolio's benchmark, the S&P 500 Index dropped 9.09% during the same period.

Performance Discussion

During the first half of the year, investors continued to favor technology stocks above all others. The Portfolio, which was overweighted in technology, was substantially ahead of the Index. However, new dynamics emerged in mid-March as investors refocused their attention on valuations and the stock market began a roller coaster ride that continued through year-end. The market experienced a number of sharp revisions in valuations with the technology sector affected most dramatically. Within the technology sector, concerns mounted over declining capital expenditures in the telecommunications industry (especially optical infrastructure companies), due to financial weakness among customers. Forecasts for deceleration in top line growth of many technology stock leaders put additional pressure on the sector. As many well-known companies announced they would not meet or exceed Wall Street's aggressive sales projections, the market shuddered. In the second half, attention turned to the rapidly slowing economy. By the fourth quarter, most market participants were wondering whether the Federal Reserve would react quickly enough with a reduction in interest rates to moderate the slowdown. With a more difficult economic landscape surrounding companies, Wall Street analysts dropped their earnings forecasts dramatically throughout the period. The presidential election acted as a final catalyst to set a market correction in motion. The market's reaction was very quick and violent, evidenced by the 38.97% decline of the Nasdaq Composite Index for the year.

Our investment discipline focuses on companies that are growing their revenues very fast and that we believe have the opportunity to surprise positively on this metric. Sales forecasts for these companies were forced down quickly and dramatically across all growth industry segments, particularly during the fourth quarter. We endeavored to hold companies with strong fundamentals and attractive growth potential. Unfortunately, companies with the greatest appreciation, fastest growth rates, or highest multiples were sold first, often with little regard for their long-term prospects. This made it difficult to redeploy assets after selling a particular security, resulting in a greater cash position and hindering performance. As business conditions deteriorated, we increased exposure to more economically insensitive sectors, such as financials and health care. Although we decreased our weighting in technology as the fundamentals within that area declined, our overweight position and stock selection in the sector had the greatest negative impact on performance and led to the Portfolio's underperformance relative to its benchmark.

Looking Forward

We believe Chairman Greenspan will have to cut interest rates at least twice and possibly three times in the first half of 2001 to keep the economy from derailing. This may return a measure of investor confidence as the Fed commits to a period of monetary easing. The economy should regain momentum as corporate and consumer expenditures pick up, the result of lower borrowing costs. An increase in mortgage refinancing will provide many families with lower average monthly payments. In addition, the possibility of tax cuts initiated by the new Bush administration could return additional spending money to consumers' pockets. Unfortunately, negative earnings pre-announcements and further estimate reductions may continue to rattle investors during the first few weeks of January as business momentum continues to slow. When the economy stabilizes and earnings come back in line with expectations, the market should be poised to begin another advance.

In our opinion, technology companies still represent the fastest growing and most dynamic businesses over the long term. The Nasdaq's sharp correction provides an attractive entry point for long-term investors, as many technology stocks are now lower priced. To offset the near-term volatility expected in the first half of the new year, we will also seek to invest in some less economically sensitive companies.

Thank you for your continued participation in the PBHG Select 20 Portfolio.

Sincerely,

/s/ Michael S. Sutton

Michael S. Sutton, CFA
Portfolio Manager

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Select 20 Portfolio


--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                Annualized          Annualized
                               One Year         Three Year         Inception to
                                Return            Return               Date(2)
--------------------------------------------------------------------------------
PBHG Select 20 Portfolio       (23.87)%           35.40%              32.19%
--------------------------------------------------------------------------------


        Comparison of Change in the Value of a $10,000 Investment in the
           PBHG Select 20 Portfolio versus the S&P 500 Index and the
                      Lipper Large-Cap Growth Funds Average

[GRAPH OMITTED]
PLOT POINTS FOLLOWS


                         Select 20                        S&P 500                      Lipper Large Cap
                         Portfolio                        Index                      Growth Funds Class
9/30/97                   $10,000                          $10,000                        $10,000
10/31/97                   $9,629                           $9,666                         $9,636
11/30/97                   $9,679                          $10,113                         $9,824
12/31/97                  $10,050                          $10,287                         $9,907
1/31/98                   $10,220                          $10,401                        $10,056
2/28/98                   $11,353                          $11,150                        $10,870
3/31/98                   $11,994                          $11,721                        $11,383
4/30/98                   $12,234                          $11,839                        $11,567
5/31/98                   $11,964                          $11,636                        $11,264
6/30/98                   $13,176                          $12,108                        $11,981
7/31/98                   $13,247                          $11,979                        $11,892
8/31/98                   $11,042                          $10,249                         $9,924
9/30/98                   $12,626                          $10,906                        $10,663
10/31/98                  $12,876                          $11,793                        $11,329
11/30/98                  $13,778                          $12,508                        $12,134
12/31/98                  $16,333                          $13,229                        $13,480
1/31/99                   $17,726                          $13,782                        $14,404
2/28/99                   $16,543                          $13,354                        $13,792
3/31/99                   $17,966                          $13,888                        $14,633
4/30/99                   $17,305                          $14,426                        $14,683
5/31/99                   $16,734                          $14,085                        $14,197
6/30/99                   $17,906                          $14,867                        $15,223
7/31/99                   $17,445                          $14,403                        $14,786
8/31/99                   $18,187                          $14,331                        $14,825
9/30/99                   $18,798                          $13,938                        $14,727
10/31/99                  $20,862                          $14,820                        $15,775
11/30/99                  $24,890                          $15,122                        $16,725
12/31/99                  $32,766                          $16,012                        $18,916
1/31/2000                 $31,915                          $15,208                        $18,163
2/29/2000                 $38,297                          $14,920                        $19,667
3/31/2000                 $39,189                          $16,379                        $20,597
4/30/2000                 $34,720                          $15,887                        $19,254
5/31/2000                 $30,201                          $15,561                        $18,051
6/30/2000                 $36,203                          $15,944                        $19,508
7/31/2000                 $35,943                          $15,695                        $19,108
8/31/2000                 $41,173                          $16,670                        $20,870
9/30/2000                 $37,624                          $15,790                        $19,442
10/31/2000                $33,697                          $15,723                        $18,375
11/30/2000                $25,452                          $14,483                        $15,846
12/31/2000                $24,945                          $14,554                        $15,856


(1) Performance is historical and not indicative of future results. The favorable returns experienced by the technology sector in 1999 and the first half of 2000 involved accepting the volatility and risk inherent in that sector and that these returns cannot be consistently achieved. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  The PBHG Select 20 Portfolio commenced operations on September 25, 1997.

(3) The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

(4) The Lipper Large-Cap Growth Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Large-Cap Growth category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIALS]

                    Sector Weightings - at December 31, 2000

                        % of Total Portfolio Investments

                            Consumer Cyclical        3%
                            Financial               13%
                            Health Care             12%
                            Industrial              17%
                            Technology              36%
                            Utilities                3%
                            Cash                    16%


                      Top Ten Holdings - December 31, 2000

Citigroup                                                           8.62%
EMC                                                                 7.45%
Juniper Networks                                                    6.95%
Applera-- Applied Biosystems                                        5.90%
Flextronics International                                           5.67%
Pfizer                                                              5.04%
Siebel Systems                                                      4.94%
Tyco International Limited                                          4.89%
American International Group                                        4.87%
Veritas Software                                                    4.40%
--------------------------------------------------------------------------------
% of Total Portfolio Investments                                   58.73%

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Select Value Portfolio

Dear Shareholder:

Although unsettling volatility persisted throughout the year and caused most major indexes to stumble, the PBHG Select Value Portfolio posted an impressive 17.88% return and significantly outperformed its benchmark for the year. The Portfolio's benchmark the S&P 500 Index, returned -9.09% for the year.

Performance Discussion

During 2000, several `e's captured the attention and emotions of market participants: earnings, the euro, energy, and the economy. By March, investors began to question the earnings forecasts and lofty valuations of the technology sector, especially with Federal Reserve Chairman Greenspan determined to slow the pace of economic growth. The sagging euro and rising energy prices further contributed to earnings concerns. But these concerns were surpassed by the dramatic slowdown of the economy witnessed in the second half of the year. Investor anxiety heightened as many prominent companies confessed that previous earnings forecasts may have been overly exuberant in the face of a significantly slower economy. As a result, market participants sought safe haven in defensive areas, like health care and utilities. By contrast, this `flight to safety' hurt consumer cyclicals and inflicted more damage on the struggling technology sector. As 2000 drew to a close, market participants looked for signs of an impending reduction in the federal funds rates.

During the year, we continued to focus on value stocks possessing strong fundamentals. The difficult market environment created excellent buying opportunities for us and led us to emphasize defensive sectors throughout the year. The combination of favorable stock selection and strong returns from overweighted sectors in the Portfolio produced considerable outperformance vis-a-vis the benchmark. In the first half, our careful research led us to overweight health care and energy stocks. Later in the year, we continued to overweight economically insensitive sectors, such as food stocks. These sectors performed well, as investors adopted more defensive portfolio positions as the year progressed. Financial sector holdings, which received a boost from growing expectations of monetary easing, also contributed positively to results. Underweight positions in technology and consumer cyclicals proved beneficial, as these sectors disappointed investors during the year. Sizable cash inflows at the end the year, the result of the Portfolio's strong performance, combined with asset shifts as we removed defensive positions resulted in an unusually large cash position at year-end. These funds will be invested quickly to take advantage of current buying opportunities.

Looking Forward

The state of the economy remains the question on investors' minds. If the economy slows to a sustainable, stable level, the market should recover. Certain sectors should do well within the resulting slower environment. With the surprise half point drop in the federal funds rate in early January and additional rate reductions likely, Chairman Greenspan has demonstrated that he will do what is needed to bring the economy in for a "soft" landing. But as a fair amount of uncertainty remains regarding when and how we'll arrive at that landing, we expect some market volatility to persist. We will remain somewhat sector neutral and less defensive, until more clarity on the economy is available. We will continue to seek opportunities to add more economically sensitive stocks to the portfolio, as valuations have become more compelling.

We thank you for your continued confidence in Pilgrim Baxter Value Investors, Inc. and in the PBHG Insurance Series Fund, Inc.

Sincerely,

/s/ Raymond J. McCaffrey

Raymond J. McCaffrey, CFA
Portfolio Manager

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Select Value Portfolio


--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                  Annualized       Annualized
                                  One Year        Three Year      Inception to
                                   Return           Return            Date(2)
--------------------------------------------------------------------------------
PBHG Select Value Portfolio        17.88%           20.98%           21.29%
--------------------------------------------------------------------------------

        Comparison of Change in the Value of a $10,000 Investment in the
          PBHG Select Value Portfolio versus the S&P 500 Index and the
                      Lipper Large-Cap Value Funds Average

[GRAPH OMITTED]
PLOT POINTS FOLLOWS


                         Select Value                      S&P  500                   Lipper Large-Cap
                          Portfolio                         Index              Value Funds Classification
12/31/96                  $10,000                          $10,000                        $10,000
11/30/97                  $10,200                          $10,463                        $10,330
12/31/97                  $10,440                          $10,642                        $10,518
1/31/98                   $10,440                          $10,760                        $10,552
2/28/98                   $11,111                          $11,535                        $11,270
3/31/98                   $11,642                          $12,125                        $11,766
4/30/98                   $11,862                          $12,247                        $11,860
5/31/98                   $11,862                          $12,037                        $11,635
6/30/98                   $12,022                          $12,526                        $11,863
7/31/98                   $11,956                          $12,393                        $11,606
8/31/98                   $10,284                          $10,603                         $9,920
9/30/98                   $11,115                          $11,282                        $10,472
10/31/98                  $12,387                          $12,200                        $11,298
11/30/98                  $13,298                          $12,940                        $11,896
12/31/98                  $14,403                          $13,685                        $12,404
1/31/99                   $14,656                          $14,258                        $12,643
2/28/99                   $14,060                          $13,814                        $12,306
3/31/99                   $14,424                          $14,367                        $12,697
4/30/99                   $14,827                          $14,924                        $13,432
5/31/99                   $14,898                          $14,571                        $13,201
6/30/99                   $15,736                          $15,380                        $13,767
7/31/99                   $15,403                          $14,900                        $13,400
8/31/99                   $15,140                          $14,826                        $13,100
9/30/99                   $14,950                          $14,419                        $12,654
10/31/99                  $15,714                          $15,332                        $13,293
11/30/99                  $15,983                          $15,643                        $13,389
12/31/99                  $15,683                          $16,565                        $13,830
1/31/2000                 $15,425                          $15,733                        $13,287
2/29/2000                 $14,434                          $15,435                        $12,769
3/31/2000                 $16,055                          $16,945                        $13,978
4/30/2000                 $16,592                          $16,435                        $13,798
5/31/2000                 $17,088                          $16,098                        $13,771
6/30/2000                 $16,633                          $16,494                        $13,649
7/31/2000                 $15,838                          $16,237                        $13,588
8/31/2000                 $17,057                          $17,245                        $14,429
9/30/2000                 $17,571                          $16,335                        $14,054
10/31/2000                $17,491                          $16,266                        $14,314
11/30/2000                $17,582                          $14,983                        $13,565
12/31/2000                $18,488                          $15,056                        $14,062


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Prior to May 1, 2000, the Portfolio was named PBHG Large Cap Value Portfolio and was not limited to the number of stocks it could hold. Therefore, the Portfolio's performance prior to May 1, 2000 may not be an indication of how it will perform in the future.

(2)  The PBHG Select Value Portfolio commenced operations on October 28, 1997.

(3) The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

(4) The Lipper Large-Cap Value Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Large-Cap Value category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIALS]

                    Sector Weightings - at December 31, 2000

                        % of Total Portfolio Investments

                            Consumer Cyclical        6%
                            Consumer Non-Cyclical   11%
                            Energy                  10%
                            Financial               15%
                            Health Care             12%
                            Services                 4%
                            Technology              20%
                            Cash                    22%


                      Top Ten Holdings - December 31, 2000

Pharmacia                                                           3.89%
Global Crossing Limited                                             3.72%
Walt Disney                                                         3.66%
Citigroup                                                           3.55%
Microsoft                                                           3.52%
Exxon Mobil                                                         3.45%
AON                                                                 3.33%
American Home Products                                              2.97%
Heinz (H.J.)                                                        2.89%
USX-Marathon Group                                                  2.85%
--------------------------------------------------------------------------------
% of Total Portfolio Investments                                   33.83%

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Small Cap Value Portfolio

Dear Shareholder:

Despite a difficult market environment, we are pleased to report that the PBHG Small Cap Value Portfolio returned 36.13% for the year ended December 31, 2000. The Portfolio's strong performance significantly outdistanced that of its benchmark the Russell 2000 Index, which returned -3.03% for the year.

Performance Discussion

Outsized volatility was a common theme throughout 2000. We used this volatility to our advantage, building positions in attractively priced companies, particularly in the health care sector. As the year progressed, the abrupt slowdown of the U.S. economy startled the market and its participants. While several economic indicators clearly signaled a slower economy, investors specifically witnessed significant decreases in retail spending and corporate investments in technology during the second half of the year. The market's preoccupation with the economy's deceleration triggered a flight to safety among investors. As scores of companies pre-announced earnings shortfalls or revised projections against the backdrop of a more sluggish economy, investors jumped to those stocks offering the highest yields or representing economically insensitive areas, such as health care and utilities.

Another factor affecting the Portfolio was the continued focus on energy stocks, which were positively impacted by persistently high energy prices throughout the year. In addition, the beginning of a "normal" winter has drawn attention to diminished U.S. natural gas reserves, providing a further boost to energy stocks and the performance of the Portfolio, which was overweighed in the sector.

Overall, we were pleased with the performance of the companies held by the Portfolio during the year. Our well-timed stock selection and overweight positions in key areas, such as defensive sectors, proved advantageous to returns and led to marked outperformance against the benchmark Index. Holdings in economically insensitive sectors, such as energy, utilities and health care, benefited Portfolio performance, as investors fled to relatively safer investments amid the rapidly changing and uncertain economic environment. Financial stocks within the Portfolio also performed well, as speculation mounted over a possible near-term reduction in interest rates by the Federal Reserve. Technology detracted most from our results for the year and we reduced our positions accordingly as the outlook for the sector deteriorated.

Looking Forward

The market's ongoing volatility makes it difficult to provide an outlook for 2001. One question on everyone's mind is how the domestic economy will fare over the next year. Federal Reserve Chairman Greenspan has indicated that he is ready to step in and save the economy from a "hard" landing, a position lent credence by the surprise half point decrease in the federal funds rate early in the new year. Although any further action the Fed may take on interest rates is still unknown, an easing of monetary policy could benefit out-of-favor stocks, including many in the technology sector. However, regardless of Fed action, we expect that economic growth will likely remain at a lower level than at the beginning of 2000, and we will continue to witness some of the same turbulence to which investors have unfortunately become accustomed. During this continued economic uncertainty, we will emphasize diversification, looking for companies showing good long-term growth prospects, positive near-term business dynamics and reasonable valuations across a broad range of industries.

Sincerely,

/s/ Jerome J. Heppelmann

Jerome J. Heppelmann, CFA
Portfolio Manager

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Small Cap Value Portfolio


--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                   Annualized        Annualized
                                   One Year        Three Year       Inception to
                                    Return           Return             Date(2)
--------------------------------------------------------------------------------
PBHG Small Cap Value Portfolio      36.13%           20.53%            21.04%
--------------------------------------------------------------------------------

        Comparison of Change in the Value of a $10,000 Investment in the
          PBHG Small Cap Value Portfolio versus the Russell 2000 Index, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Average

[GRAPH OMITTED]
PLOT POINTS FOLLOWS


                 Small Cap Value             Russell 2000                  Lipper Small Cap                         Russell 2000
                   Portfolio                   Index                 Value Funds Classification                     Value Index
10/31/97           $10,000                    $10,000                         $10,000                                 $10,000
11/30/97           $10,010                     $9,935                          $9,940                                 $10,110
12/31/97           $10,428                    $10,109                         $10,047                                 $10,453
1/31/98            $10,577                     $9,949                          $9,880                                 $10,264
2/28/98            $11,194                    $10,685                         $10,529                                 $10,884
3/31/98            $11,891                    $11,126                         $10,997                                 $11,326
4/30/98            $12,169                    $11,187                         $11,106                                 $11,381
5/31/98            $11,532                    $10,585                         $10,651                                 $10,979
6/30/98            $11,463                    $10,607                         $10,463                                 $10,917
7/31/98            $10,940                     $9,748                          $9,728                                 $10,061
8/31/98             $8,768                     $7,855                          $8,020                                  $8,486
9/30/98             $9,187                     $8,470                          $8,289                                  $8,965
10/31/98           $10,014                     $8,815                          $8,627                                  $9,231
11/30/98           $10,751                     $9,277                          $9,013                                  $9,481
12/31/98           $11,568                     $9,851                          $9,329                                  $9,778
1/31/99            $11,229                     $9,982                          $9,163                                  $9,556
2/28/99            $10,373                     $9,174                          $8,541                                  $8,904
3/31/99            $10,014                     $9,317                          $8,423                                  $8,830
4/30/99            $10,701                    $10,152                          $9,197                                  $9,637
5/31/99            $11,389                    $10,300                          $9,512                                  $9,933
6/30/99            $11,927                    $10,766                          $9,962                                 $10,292
7/31/99            $12,066                    $10,471                          $9,869                                 $10,048
8/31/99            $11,847                    $10,083                          $9,476                                  $9,681
9/30/99            $11,748                    $10,085                          $9,266                                  $9,487
10/31/99           $11,469                    $10,126                          $9,087                                  $9,298
11/30/99           $12,037                    $10,731                          $9,390                                  $9,346
12/31/99           $13,412                    $11,945                          $9,820                                  $9,633
1/31/2000          $13,412                    $11,754                          $9,505                                  $9,381
2/29/2000          $15,634                    $13,695                          $9,825                                  $9,954
3/31/2000          $16,640                    $12,792                         $10,334                                 $10,001
4/30/2000          $15,783                    $12,022                         $10,277                                 $10,060
5/31/2000          $15,853                    $11,321                         $10,156                                  $9,907
6/30/2000          $17,397                    $12,308                         $10,473                                 $10,196
7/31/2000          $16,919                    $11,912                         $10,530                                 $10,536
8/31/2000          $18,573                    $12,821                         $11,243                                 $11,007
9/30/2000          $18,329                    $12,444                         $11,152                                 $10,944
10/31/2000         $17,534                    $11,889                         $11,030                                 $10,906
11/30/2000         $16,188                    $10,668                         $10,577                                 $10,684
12/31/2000         $18,258                    $11,585                         $11,577                                 $11,832


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  The PBHG Small Cap Value Portfolio commenced operations on October 28,
     1997.

(3) The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000 Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

(4) The Russell 2000 Value Index is an unmanaged index that measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

(5) The Lipper Small-Cap Value Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Small-Cap Value category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIALS]

                    Sector Weightings - at December 31, 2000

                        % of Total Portfolio Investments

                            Basic Materials          3%
                            Consumer Cyclical       12%
                            Consumer Non-Cyclical    2%
                            Energy                  11%
                            Financial               15%
                            Health Care             15%
                            Industrial               8%
                            Services                 6%
                            Technology               8%
                            Transportation           3%
                            Utilities                3%
                            Cash                    14%


                      Top Ten Holdings - December 31, 2000

ACNielsen                                                           2.78%
Fair Isaac & Company                                                1.97%
Hooper Holmes                                                       1.95%
Harman International                                                1.85%
Haemonetics                                                         1.58%
CTS                                                                 1.54%
Young Broadcasting                                                  1.34%
Alpharma                                                            1.31%
Bancwest                                                            1.30%
Omnicare                                                            1.30%
--------------------------------------------------------------------------------
% of Total Portfolio Investments                                   16.92%

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Technology & Communications Portfolio

Dear Shareholder:

For the twelve months ended December 31, 2000, the PBHG Technology & Communications Portfolio declined 42.12%. The Fund's benchmark, the Soundview Technology Index which declined 27.35%, and the Pacific Stock Exchange Technology Index which declined 16.22% were also down for the year.

Performance Discussion

The past year was one of the most volatile and challenging periods for technology investing, evidenced by the 38.97% decline of the Nasdaq Composite - the largest single-year decline in its history. Investor sentiment shifted dramatically throughout the year as valuations and business models came under scrutiny. But the greatest pressure on the sector stemmed from the abrupt deceleration of the economy. For the first time in roughly two years, we witnessed deteriorating business momentum across the broad technology sector.

Weakening business conditions were first seen in the semiconductor, semiconductor capital equipment and PC/hardware areas, as companies announced disappointing quarters and lowered forward earnings guidance. The telecom service providers followed suit, particularly those in the long distance arena, as they continued to experience an increasingly competitive pricing environment that could not be offset by increased traffic volumes or improved price performance of their networks. Finally, some incumbent local providers lowered near-term earnings expectations, citing the negative impact of a slowing economic environment. As concerns regarding telecom capital expenditures for 2001 grew, the telecom equipment then suffered. Against this backdrop, selective stock picking, increased portfolio concentration, and bottom-up fundamental research remained our focus.

The Fund's underperformance can be attributed to several factors. Although we avoided the major negative earnings surprises, in many cases our stocks were sent lower in sympathy. This ripple effect was particularly severe when industry bellwethers such as Intel, Dell and Nortel disappointed investors. We continued to focus on those companies that met or exceeded expectations and where fundamentals and growth prospects remained intact. As investors began to witness declining business conditions, valuations became a focal point and a sharp correction swept through the technology sector. Those companies with strong fundamentals and growth prospects, which generally carried higher valuations, were hit hardest. Although we modestly raised our levels of cash, our aggressive growth style of investing, in concert with the valuation correction, resulted in poor returns. We are disappointed with this performance, however we believe the Portfolio is well positioned to benefit from the long-term growth trends in technology.

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Technology & Communications Portfolio


Looking Forward

Although business momentum in the technology sector remains broadly negative, some recent events give us reason for optimism. The pre-emptive 50 basis point cut in both the federal funds and discount rates in early January sent confirms that the Fed will aggressively attempt to navigate a "soft landing" for the economy. We remain extremely positive on the long-term trends in technology, such as the growth of the Internet, wireless communications, next-generation telecom infrastructure and broadband network buildouts to homes and businesses. These trends continue despite a weaker economic environment and are, in fact, only in their infancy. Have we seen the bottom in technology stocks? No one knows for certain. But the technology sector historically has offered investors major opportunities for growth at attractive prices only during a period of fundamental concerns, such as the current scenario.

Thank you for your continued confidence and investment in the PBHG Insurance Series Fund, Inc.

Sincerely,

/s/ Jeffrey A. Wrona

Jeffrey A. Wrona, CFA
Portfolio Manager

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Technology & Communications Portfolio


--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                           Annualized    Annualized
                                              One Year     Three Year   Inception to
                                               Return        Return         Date(2)
--------------------------------------------------------------------------------
PBHG Technology & Communications Portfolio    (42.12)%       36.77%        30.56%
--------------------------------------------------------------------------------

        Comparison of Change in the Value of a $10,000 Investment in the
         PBHG Technology & Communications Portfolio versus the Soundview
       Technology Index and the Lipper Science & Technology Funds Average

[GRAPH OMITTED]
PLOT POINTS FOLLOWS


                      Tech & Comm                              Soundview                      Lipper Science & Tech
                       Portfolio                           Technology Index                           Funds
4/30/97               $10,000                                 $10,000                               $10,000
5/31/97                $9,990                                 $11,342                               $11,364
6/30/97               $10,320                                 $11,369                               $11,499
7/31/97               $11,550                                 $13,164                               $12,990
8/31/97               $11,490                                 $13,567                               $12,992
9/30/97               $12,290                                 $13,895                               $13,646
10/31/97              $10,790                                 $12,286                               $12,452
11/30/97              $10,550                                 $12,152                               $12,340
12/31/97              $10,410                                 $11,333                               $12,020
1/31/98               $10,040                                 $11,611                               $12,326
2/28/98               $11,150                                 $13,111                               $13,739
3/31/98               $11,590                                 $13,051                               $14,131
4/30/98               $11,860                                 $13,946                               $14,692
5/31/98               $10,840                                 $12,635                               $13,638
6/30/98               $11,690                                 $13,322                               $14,697
7/31/98               $11,082                                 $13,042                               $14,460
8/31/98                $9,331                                 $10,055                               $11,571
9/30/98               $10,642                                 $11,570                               $13,121
10/31/98              $10,812                                 $12,713                               $14,061
11/30/98              $12,032                                 $14,099                               $15,962
12/31/98              $13,762                                 $16,129                               $18,560
1/31/99               $16,613                                 $18,647                               $21,513
2/28/99               $14,832                                 $16,311                               $19,644
3/31/99               $17,423                                 $17,460                               $21,889
4/30/99               $18,543                                 $17,972                               $22,592
5/31/99               $17,773                                 $18,544                               $22,276
6/30/99               $20,283                                 $20,903                               $24,951
7/31/99               $19,973                                 $20,952                               $24,676
8/31/99               $21,573                                 $22,224                               $25,974
9/30/99               $22,063                                 $22,699                               $26,855
10/31/99              $26,494                                 $25,165                               $29,755
11/30/99              $31,475                                 $29,668                               $34,897
12/31/99              $46,017                                 $37,062                               $43,841
1/31/2000             $47,367                                 $36,059                               $42,929
2/29/2000             $67,680                                 $47,112                               $54,645
3/31/2000             $57,469                                 $47,210                               $52,207
4/30/2000             $47,577                                 $43,724                               $45,635
5/31/2000             $39,836                                 $38,735                               $39,926
6/30/2000             $53,808                                 $43,505                               $46,805
7/31/2000             $49,107                                 $40,387                               $44,408
8/31/2000             $57,549                                 $47,317                               $51,438
9/30/2000             $53,118                                 $41,681                               $46,145
10/31/2000            $43,064                                 $37,549                               $40,751
11/30/2000            $26,376                                 $27,759                               $29,960
12/31/2000            $26,634                                 $26,925                               $29,301


(1) Performance is historical and not indicative of future results. The favorable returns experienced by the technology sector in 1999 and the first half of 2000 involved accepting the volatility and risk inherent in that sector and that these returns cannot be consistently achieved. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Prior to November 2, 1999, the Portfolio was diversified and did not concentrate its investments. Therefore, the Portfolio's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

(2) The PBHG Technology & Communications Portfolio commenced operations on April 30, 1997.

(3) The Soundview Technology Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by Soundview Financial Group. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

(4) The Lipper Science & Technology Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Science & Technology category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance.

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIALS]

                    Sector Weightings - at December 31, 2000

                        % of Total Portfolio Investments

                            Consumer Cyclical        1%
                            Technology              87%
                            Services                 1%
                            Cash                    11%


                      Top Ten Holdings - December 31, 2000

Ciena                                                               8.95%
Juniper Networks                                                    5.88%
Ariba                                                               5.28%
Redback Networks                                                    4.31%
Veritas Software                                                    4.09%
Verisign                                                            3.79%
Emulex                                                              3.62%
Infospace                                                           3.61%
Extreme Networks                                                    3.54%
Commerce One                                                        3.44%
--------------------------------------------------------------------------------
% of Total Portfolio Investments                                   46.51%

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Growth II Portfolio


STATEMENT OF NET ASSETS
As of December 31, 2000

--------------------------------------------------------------------------------
                                                                        Market
Description                                            Shares        Value (000)
--------------------------------------------------------------------------------
Common Stock -- 91.9%

Consumer Cyclical -- 3.2%

Audio/Video Products -- 1.0%
Polycom*                                              113,900        $    3,666
                                                                     ----------
                                                                          3,666
--------------------------------------------------------------------------------
Retail-Consumer Electronic -- 1.0%
Radioshack                                             84,200             3,605
                                                                     ----------
                                                                          3,605
--------------------------------------------------------------------------------
Retail-Jewelry -- 1.2%
Tiffany & Company                                     142,000             4,491
                                                                     ----------
                                                                          4,491
                                                                     ----------
Total Consumer Cyclical (Cost $15,310)                                   11,762
                                                                     ----------
--------------------------------------------------------------------------------
Energy -- 10.7%

Oil Companies -- Exploration & Production -- 3.0%
EOG Resources                                         203,800            11,145
                                                                     ----------
                                                                         11,145
--------------------------------------------------------------------------------
Oil Field Machinery & Equipment -- 1.9%
Cooper Cameron*                                       103,500             6,838
                                                                     ----------
                                                                          6,838
--------------------------------------------------------------------------------
Oil & Gas Drilling -- 4.3%
Diamond Offshore Drilling                              86,300             3,452
Ensco International                                   313,100            10,665
Global Marine*                                         60,400             1,714
                                                                     ----------
                                                                         15,831
--------------------------------------------------------------------------------
Oil-Field Services -- 1.5%
BJ Services*                                           79,700             5,489
                                                                     ----------
                                                                          5,489
                                                                     ----------
Total Energy (Cost $32,191)                                              39,303
                                                                     ----------
--------------------------------------------------------------------------------

Health Care -- 19.6%

Diagnostic Equipment -- 1.9%
Cytyc*                                                114,600             7,170
                                                                     ----------
                                                                          7,170
--------------------------------------------------------------------------------
Drug Delivery Systems -- 1.7%
Andrx Group*                                          106,500             6,164
                                                                     ----------
                                                                          6,164
--------------------------------------------------------------------------------
Medical Instruments -- 2.5%
Biomet                                                184,200             7,310
Techne*                                                56,000             2,020
                                                                     ----------
                                                                          9,330
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 4.3%
Genzyme*                                               86,300             7,761
Inhale Therapeutic Systems*                           161,800             8,171
                                                                     ----------
                                                                         15,932
--------------------------------------------------------------------------------
Medical-Drugs -- 9.2%
Celgene*                                              171,000     $       5,558
Medicis Pharmaceutical, Cl A*                         144,600             8,549
OSI Pharmaceuticals*                                  105,300             8,437
Teva Pharmaceutical ADR                               153,500            11,244
                                                                     ----------
                                                                         33,788
                                                                     ----------
Total Health Care (Cost $66,704)                                         72,384
                                                                     ----------
--------------------------------------------------------------------------------

Industrial -- 4.3%
Electronic Components-Miscellaneous -- 1.1%
APW Limited*                                          123,500             4,168
                                                                     ----------
                                                                          4,168
--------------------------------------------------------------------------------
Instruments-Controls -- 3.2%
Mettler-Toledo International*                         216,600            11,778
                                                                     ----------
                                                                         11,778
                                                                     ----------
Total Industrial (Cost $13,540)                                          15,946
                                                                     ----------
--------------------------------------------------------------------------------

Services -- 1.9%
Advertising Services -- 1.9%
Getty Images*                                         218,700             6,998
                                                                     ----------
                                                                          6,998
                                                                     ----------
Total Services (Cost $9,181)                                              6,998
                                                                     ----------
--------------------------------------------------------------------------------
Technology -- 52.2%
Applications Software -- 3.4%
Citrix Systems*                                       222,700             5,011
Mercury Interactive*                                   57,700             5,207
Quest Software*                                        80,600             2,262
                                                                     ----------
                                                                         12,480
--------------------------------------------------------------------------------
Business-To-Business/E-Commerce -- 3.0%
Agile Software*                                        17,200               849
Ariba*                                                119,900             6,430
Commerce One*                                         152,200             3,852
                                                                     ----------
                                                                         11,131
--------------------------------------------------------------------------------
Computers-Integrated Systems -- 4.6%
Brocade Communications Systems*                       112,600            10,338
Redback Networks                                      164,100             6,728
                                                                     ----------
                                                                         17,066
--------------------------------------------------------------------------------
Data Processing/Management -- 0.7%
Acxiom*                                                65,700             2,558
                                                                     ----------
                                                                          2,558
--------------------------------------------------------------------------------
Educational Software -- 0.9%
Smartforce ADR*                                        87,000             3,268
                                                                     ----------
                                                                          3,268
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 3.2%
Applied Micro Circuits*                               146,092            10,964
Transwitch*                                            25,000               978
                                                                     ----------
                                                                         11,942
--------------------------------------------------------------------------------

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Growth II Portfolio


--------------------------------------------------------------------------------
                                                                        Market
Description                                            Shares        Value (000)
--------------------------------------------------------------------------------

Enterprise Software/Services -- 2.8%
BEA Systems*                                          151,500      $     10,198
                                                                     ----------
                                                                         10,198
--------------------------------------------------------------------------------
E-Services/Consulting -- 0.6%
Niku*                                                 253,300             1,852
Rare Medium Group*                                    108,500               207
                                                                     ----------
                                                                          2,059
--------------------------------------------------------------------------------
Information/Network -- 1.4%
Infospace*                                            589,800             5,216
                                                                     ----------
                                                                          5,216
--------------------------------------------------------------------------------
Internet Applications Software -- 0.7%
Vitria Technology*                                    312,300             2,420
                                                                     ----------
                                                                          2,420
--------------------------------------------------------------------------------
Internet Infrastructure Equipment -- 0.2%
Centillium Communications*                             41,200               917
                                                                     ----------
                                                                            917
--------------------------------------------------------------------------------
Internet Infrastructure Software -- 0.1%
Cacheflow*                                             29,500               503
                                                                     ----------
                                                                            503
--------------------------------------------------------------------------------
Internet Security -- 4.3%
Checkpoint Software*                                   64,100             8,562
Verisign*                                              99,845             7,407
                                                                     ----------
                                                                         15,969
--------------------------------------------------------------------------------
Network Software -- 1.6%
Micromuse*                                             98,400             5,939
                                                                     ----------
                                                                          5,939
--------------------------------------------------------------------------------
Networking Products -- 7.7%
Emulex*                                               125,400            10,024
Extreme Networks*                                     194,300             7,602
Juniper Networks*                                      65,400             8,245
ONI Systems*                                           60,900             2,409
                                                                     ----------
                                                                         28,280
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits -- 2.4%
Globespan*                                            141,400             3,889
Triquint Semiconductor*                               114,400             4,998
                                                                     ----------
                                                                          8,887
--------------------------------------------------------------------------------
Semiconductor Equipment -- 0.9%
Credence Systems*                                     151,200             3,478
                                                                     ----------
                                                                          3,478
--------------------------------------------------------------------------------
Telecommunications Equipment -- 3.4%
Advanced Fibre*                                        88,200             1,593
Audiocodes Limited*                                   122,100             1,656
Comverse Technology*                                   43,400             4,714
Ditech Communications*                                 76,700             1,232
Natural Microsystems*                                 118,600             1,171
Tekelec*                                               74,200             2,226
                                                                     ----------
                                                                         12,592
--------------------------------------------------------------------------------
Telecommunications Equipment-Fiber Optics -- 8.0%
Avanex*                                                64,000     $       3,812
C-Cor.net                                             156,100             1,517
Finisar*                                              313,600             9,095
Luminent*                                              46,600               280
MRV Communications*                                   323,300             4,324
New Focus*                                             22,100               768
Newport                                               103,500             8,136
Oplink Communications*                                 90,000             1,626
                                                                     ----------
                                                                         29,558
--------------------------------------------------------------------------------
Telecommunications Services -- 0.7%
Metromedia Fiber Network*                             243,800             2,468
                                                                     ----------
                                                                          2,468
--------------------------------------------------------------------------------
Wireless Equipment -- 1.6%
RF Micro Devices*                                     210,400             5,773
                                                                     ----------
                                                                          5,773
                                                                     ----------
Total Technology (Cost $264,970)                                        192,702
                                                                     ----------
Total Common Stock (Cost $401,896)                                      339,095
                                                                     ----------
--------------------------------------------------------------------------------

Repurchase Agreement -- 18.3%
Morgan Stanley
   6.33%, dated 12/29/00, matures 01/02/01,
   repurchase price $67,684,623 (collateralized
   by U.S. Government Obligations: total
   market value $69,780,010) (A)                      $67,637            67,637
                                                                     ----------
Total Repurchase Agreement (Cost $67,637)                                67,637
                                                                     ----------
Total Investments -- 110.2% (Cost $469,533)                             406,732
                                                                     ----------
--------------------------------------------------------------------------------

Other Assets and Liabilities -- (10.2%)
Payable for investment securities purchased                             (35,568)
Other assets and liabilities, net                                        (2,216)
                                                                     ----------
Total Other Assets and Liabilities, Net                                 (37,784)
                                                                     ----------
--------------------------------------------------------------------------------
Net Assets:
Paid-in-capital (authorized 500 million shares -- $0.001 par value) based on
   19,546,695 outstanding shares of
   common stock                                                         464,715
Accumulated net realized loss on investments                            (32,966)
Net unrealized depreciation on investments                              (62,801)
                                                                     ----------
Total Net Assets -- 100.0%                                           $  368,948
                                                                     ==========
Net Asset Value, Offering and Redemption
   Price Per Share                                                       $18.88
                                                                     ==========

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Select 20 Portfolio


STATEMENT OF NET ASSETS
As of December 31, 2000

--------------------------------------------------------------------------------
                                                                        Market
Description                                            Shares        Value (000)
--------------------------------------------------------------------------------

Common Stock -- 91.4%

Consumer Cyclical -- 3.0%

Multimedia -- 3.0%
Gemstar-Tv Guide International*                       437,900         $  20,198
                                                                     ----------
                                                                         20,198
                                                                     ----------
Total Consumer Cyclical (Cost $13,417)                                   20,198
                                                                     ----------
--------------------------------------------------------------------------------
Financial -- 14.6%
Diversified Financial Services -- 9.3%
Citigroup                                           1,224,933            62,548
                                                                     ----------
                                                                         62,548
--------------------------------------------------------------------------------
Multi-Line Insurance -- 5.3%
American International Group                          358,200            35,305
                                                                     ----------
                                                                         35,305
                                                                     ----------
Total Financial (Cost $92,363)                                           97,853
                                                                     ----------
--------------------------------------------------------------------------------
Health Care -- 12.8%
Medical Instruments -- 4.1%
Medtronic                                             454,100            27,416
                                                                     ----------
                                                                         27,416
--------------------------------------------------------------------------------
Medical-Drugs -- 5.5%
Pfizer                                                794,800            36,561
                                                                     ----------
                                                                         36,561
--------------------------------------------------------------------------------
Medical-Wholesale Drug Distribution -- 3.2%
Cardinal Health                                       217,500            21,669
                                                                     ----------
                                                                         21,669
                                                                     ----------
Total Health Care (Cost $84,666)                                         85,646
                                                                     ----------
--------------------------------------------------------------------------------
Industrial -- 18.1%
Diversified Manufacturing Operations -- 5.6%
General Electric                                       35,700             1,711
Tyco International Limited                            639,800            35,509
                                                                     ----------
                                                                         37,220
--------------------------------------------------------------------------------
Electronic Components-Miscellaneous -- 6.1%
Flextronics International*                          1,443,200            41,131
                                                                     ----------
                                                                         41,131
--------------------------------------------------------------------------------
Instruments-Scientific -- 6.4%
Applera -- Applied Biosystems                          454,900           42,789
                                                                     ----------
                                                                         42,789
                                                                     ----------
Total Industrial (Cost $120,703)                                        121,140
                                                                     ----------
--------------------------------------------------------------------------------

Technology -- 39.1%
Applications Software -- 5.4%
Siebel Systems*                                       530,000         $  35,841
                                                                     ----------
                                                                         35,841
--------------------------------------------------------------------------------
Computers-Memory Devices -- 12.8%
EMC*                                                  813,000            54,065
Veritas Software*                                     364,975            31,935
                                                                     ----------
                                                                         86,000
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 2.1%
Broadcom*                                             169,700            14,255
                                                                     ----------
                                                                         14,255
--------------------------------------------------------------------------------
Networking Products -- 11.5%
Cisco Systems*                                        692,700            26,496
Juniper Networks*                                     399,800            50,400
                                                                     ----------
                                                                         76,896
--------------------------------------------------------------------------------
Telecommunications Equipment -- 1.9%
Nortel Networks ^                                     396,238            12,704
                                                                     ----------
                                                                         12,704
--------------------------------------------------------------------------------
Telecommunications Equipment-Fiber Optics -- 5.4%
Corning                                               446,100            23,560
SDL*                                                   84,300            12,492
                                                                     ----------
                                                                         36,052
                                                                     ----------
Total Technology (Cost $242,866)                                        261,748
                                                                     ----------
--------------------------------------------------------------------------------
Utilities -- 3.8%
Independent Power Producer -- 3.8%
Calpine*                                              563,100            25,375
                                                                     ----------
                                                                         25,375
                                                                     ----------
Total Utilities (Cost $23,735)                                           25,375
                                                                     ----------
Total Common Stock (Cost $577,750)                                      611,960
                                                                     ----------
--------------------------------------------------------------------------------
Repurchase Agreements -- 17.0%
Deutsche Bank
   6.22%, dated 12/29/00, matures 01/02/01,
   repurchase price $28,325,040 (collateralized
   by U.S. Government Obligations: total
   market value $28,872,345) (A)                      $28,305            28,305
Greenwich Capital
   6.22%, dated 12/29/00, matures 01/02/01,
   repurchase price $30,027,872 (collateralized
   by U.S. Government Obligations: total
   market value $30,609,254) (A)                       30,007            30,007
J.P. Morgan
   6.22%, dated 12/29/00, matures 01/02/01,
   repurchase price $25,925,400 (collateralized
   by U.S. Government Obligations: total
   market value $26,426,110) (A)                       25,908            25,908

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Select 20 Portfolio


--------------------------------------------------------------------------------
                                                                        Market
Description                                            Shares        Value (000)
--------------------------------------------------------------------------------

J.P. Morgan
   6.22%, dated 12/29/00, matures 01/02/01,
   repurchase price $3,435,718 (collateralized
   by U.S. Government Obligations: total
   market value $3,502,012) (A)                       $ 3,433         $   3,433
Morgan Stanley
   6.22%, dated 12/29/00, matures 01/02/01,
   repurchase price $26,021,471 (collateralized
   by U.S Government Obligations: total
   market value $27,292,176) (A)                       26,004            26,004
                                                                     ----------
Total Repurchase Agreements (Cost $113,657)                             113,657
                                                                     ----------
Total Investments -- 108.4% (Cost $691,407)                             725,617
                                                                     ----------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (8.4%)
Payable for investment securities purchased                             (66,422)
Other assets and liabilities, net                                        10,544
                                                                     ----------
Total Other Assets and Liabilities, Net                                 (55,878)
                                                                     ----------
--------------------------------------------------------------------------------
Net Assets:
Paid-in-capital (authorized 500 million
   shares -- $0.001 par value) based on
   28,341,025 outstanding shares
   of common stock                                                      531,029
Accumulated net realized gain on investments                            104,500
Net unrealized appreciation on investments                               34,210
                                                                     ----------
Total Net Assets -- 100.0%                                          $   669,739
                                                                    ===========

Net Asset Value, Offering and Redemption
   Price Per Share                                                       $23.63
                                                                    ===========

* Non-income producing security
^ The portfolio held $12,704,381 in Canadian securities as of December 31, 2000 which represents 1.9% of the portfolio. These securities are listed on the New York Stock Exchange.
(A) -- Tri-Party Repurchase Agreement

The accompanying notes are an integral part of the financial statements.

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Select Value Portfolio


STATEMENT OF NET ASSETS
As of December 31, 2000

--------------------------------------------------------------------------------
                                                                        Market
Description                                            Shares        Value (000)
--------------------------------------------------------------------------------

Common Stock -- 95.8%

Consumer Cyclical -- 7.6%

Multimedia -- 7.6%
Gannett                                                59,100        $    3,727
Walt Disney                                           184,700             5,345
                                                                     ----------
                                                                          9,072
                                                                     ----------
Total Consumer Cyclical (Cost $8,715)                                     9,072
                                                                     ----------
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 13.0%
Food-Miscellaneous/Diversified -- 10.4%
Conagra Foods                                         160,300             4,167
Heinz (H.J.)                                           89,100             4,227
Sara Lee                                              159,100             3,908
                                                                     ----------
                                                                         12,302
--------------------------------------------------------------------------------
Food-Retail -- 2.6%
Kroger*                                               113,500             3,072
                                                                     ----------
                                                                          3,072
                                                                     ----------
Total Consumer Non-Cyclical (Cost $12,325)                               15,374
                                                                     ----------
--------------------------------------------------------------------------------
Energy -- 12.5%
Oil Companies-Exploration & Production -- 1.9%
Burlington Resources                                   45,400             2,293
                                                                     ----------
                                                                          2,293
--------------------------------------------------------------------------------
Oil Companies-Integrated -- 10.6%
Exxon Mobil                                            58,100             5,051
Texaco                                                 54,200             3,367
USX-Marathon Group                                    150,300             4,171
                                                                     ----------
                                                                         12,589
                                                                     ----------
Total Energy (Cost $14,099)                                              14,882
                                                                     ----------
--------------------------------------------------------------------------------
Financial -- 18.4%
Diversified Financial Services -- 4.4%
Citigroup                                             101,733             5,195
                                                                     ----------
                                                                          5,195
--------------------------------------------------------------------------------
Financial Guarantee Insurance -- 3.0%
MGIC Investment                                        52,900             3,567
                                                                     ----------
                                                                          3,567
--------------------------------------------------------------------------------
Insurance Brokers -- 4.1%
AON                                                   142,000             4,864
                                                                     ----------
                                                                          4,864
--------------------------------------------------------------------------------
S & L/Thrifts-Western U.S. -- 3.0%
Washington Mutual                                      67,900             3,603
                                                                     ----------
                                                                          3,603
--------------------------------------------------------------------------------
Super-Regional Banks-U.S. -- 3.9%
Comerica                                               40,500             2,404
Fleet Boston Financial                                 58,700             2,205
                                                                     ----------
                                                                          4,609
                                                                     ----------
Total Financial (Cost $20,217)                                           21,838
                                                                     ----------
--------------------------------------------------------------------------------
Health Care -- 14.3%
Medical Instruments -- 3.1%
Boston Scientific*                                    271,300             3,713
                                                                     ----------
                                                                          3,713
--------------------------------------------------------------------------------
Medical-Drugs -- 11.2%
American Home Products                                 68,300             4,341
Pharmacia                                              93,200             5,685
Schering-Plough                                        56,900             3,229
                                                                     ----------
                                                                         13,255
                                                                     ----------
Total Health Care (Cost $15,929)                                         16,968
                                                                     ----------
--------------------------------------------------------------------------------
Services -- 5.0%
Telephone-Integrated -- 5.0%
Bell South                                             77,500             3,172
SBC Communications                                     56,600             2,703
                                                                     ----------
                                                                          5,875
                                                                     ----------
Total Services (Cost $5,879)                                              5,875
                                                                     ----------
--------------------------------------------------------------------------------
Technology -- 25.0%
Applications Software -- 4.4%
Microsoft*                                            118,800             5,153
                                                                     ----------
                                                                          5,153
--------------------------------------------------------------------------------
Computers -- 4.8%
Compaq Computers                                      190,000             2,860
IBM                                                    33,900             2,881
                                                                     ----------
                                                                          5,741
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 2.7%
Intel                                                 107,500             3,232
                                                                     ----------
                                                                          3,232
--------------------------------------------------------------------------------
Enterprise Software/Services -- 2.8%
Computer Associates International                     172,300             3,360
                                                                     ----------
                                                                          3,360
--------------------------------------------------------------------------------
Printers & Related Products -- 2.7%
Lexmark International Group*                           71,900             3,186
                                                                     ----------
                                                                          3,186
--------------------------------------------------------------------------------
Telecommunications Services -- 4.6%
Global Crossing Limited*                              380,000             5,439
                                                                     ----------
                                                                          5,439
--------------------------------------------------------------------------------

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Select Value Portfolio


--------------------------------------------------------------------------------
                                                    Shares/Face         Market
Description                                         Amount (000)     Value (000)
--------------------------------------------------------------------------------

Wireless Equipment -- 3.0%
Motorola                                              177,300      $      3,590
                                                                     ----------
                                                                          3,590
                                                                     ----------
Total Technology (Cost $29,865)                                          29,701
                                                                     ----------
Total Common Stock (Cost $107,029)                                      113,710
--------------------------------------------------------------------------------
Repurchase Agreements -- 27.4%
Morgan Stanley
   6.30%, dated 12/29/00, matures 01/02/01,
   repurchase price $20,595,253 (collateralized
   by U.S. Government Obligations: total
   market value $21,420,599) (A)                      $20,581            20,581
Morgan Stanley
   6.30%, dated 12/29/00, matures 01/02/01,
   repurchase price $11,924,843 (collateralized
   by U.S. Government Obligations: total
   market value $12,507,057) (A)                       11,916            11,916
                                                                     ----------
Total Repurchase Agreements (Cost $32,497)                               32,497
                                                                     ----------
Total Investments -- 123.2% (Cost $139,526)                             146,207
                                                                     ----------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (23.2%)
Payable for investment securities purchased                             (29,123)
Other assets and liabilities, net                                         1,585
                                                                     ----------
Total Other Assets and Liabilities, Net                                 (27,538)
                                                                     ----------
--------------------------------------------------------------------------------
Net Assets:
Paid-in-capital (authorized 500 million
   shares -- $0.001 par value) based on 7,356,240
   outstanding shares of common stock                                   108,747
Undistributed net investment income                                         806
Accumulated net realized gain on investments                              2,435
Net unrealized appreciation on investments                                6,681
                                                                     ----------
Total Net Assets -- 100.0%                                           $  118,669
                                                                     ==========

Net Asset Value, Offering and Redemption
   Price Per Share                                                       $16.13
                                                                     ==========
* Non-Income Producing Security
(A) -- Tri-Party Repurchase Agreement
ADR -- American Depository Receipt
Cl -- Class


The accompanying notes are an integral part of the financial statements.

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Small Cap Value Portfolio


STATEMENT OF NET ASSETS
As of December 31, 2000

--------------------------------------------------------------------------------
                                                                        Market
Description                                            Shares        Value (000)
--------------------------------------------------------------------------------

Common Stock -- 86.4%

Basic Materials -- 3.3%

Advanced Materials/Production -- 0.6%
Coorstek*                                              55,500         $   1,741
                                                                     ----------
                                                                          1,741
--------------------------------------------------------------------------------
Chemicals-Diversified -- 0.5%
Olin                                                    9,200               204
Solutia                                               104,400             1,252
                                                                     ----------
                                                                          1,456
--------------------------------------------------------------------------------
Chemicals-Specialty -- 1.8%
Crompton                                              279,900             2,939
Cytec Industries*                                      49,700             1,985
                                                                     ----------
                                                                          4,924
--------------------------------------------------------------------------------
Metal-Aluminum -- 0.1%
Commonwealth Industries                                21,900                99
                                                                     ----------
                                                                             99
--------------------------------------------------------------------------------
Paper & Related Products -- 0.3%
Caraustar Industries                                   83,100               779
                                                                     ----------
                                                                            779
                                                                     ----------
Total Basic Materials (Cost $8,949)                                       8,999
                                                                     ----------
--------------------------------------------------------------------------------
Consumer Cyclical -- 12.2%
Audio/Video Products -- 1.9%
Harman International                                  139,000             5,074
                                                                     ----------
                                                                          5,074
--------------------------------------------------------------------------------
Auto/Truck Parts & Equipment-Original -- 0.3%
Delco Remy International*                              22,100               191
Tower Automotive*                                      24,600               221
Visteon                                                43,600               501
                                                                     ----------
                                                                            913
--------------------------------------------------------------------------------
Building-Residential/Commercial -- 0.2%
Centex                                                 13,900               522
                                                                     ----------
                                                                            522
--------------------------------------------------------------------------------
Cable TV -- 2.0%
Insight Communications*                               128,900             3,029
Lodgenet Entertainment*                               121,000             2,133
Mediacom Communication*                                17,100               294
                                                                     ----------
                                                                          5,456
--------------------------------------------------------------------------------
Casino Hotels -- 0.5%
Harrah's Entertainment*                                43,500             1,147
                                                                     ----------
                                                                          1,147
--------------------------------------------------------------------------------
Casino Services -- 0.1%
International Game Technology                           8,100               389
                                                                     ----------
                                                                            389
--------------------------------------------------------------------------------
Distribution/Wholesale -- 0.4%
Bell Microproducts*                                    76,650         $   1,217
                                                                     ----------
                                                                          1,217
--------------------------------------------------------------------------------
Home Furnishings -- 0.6%
Furniture Brands International*                        75,200             1,584
                                                                     ----------
                                                                          1,584
--------------------------------------------------------------------------------
Motion Pictures & Services -- 0.4%
Zomax*                                                234,100             1,068
                                                                     ----------
                                                                          1,068
--------------------------------------------------------------------------------
Publishing-Newspapers -- 0.7%
Journal Register*                                      22,700               365
Pulitzer                                               30,800             1,443
                                                                     ----------
                                                                          1,808
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 0.2%
Ann Taylor Stores*                                     18,800               469
                                                                     ----------
                                                                            469
--------------------------------------------------------------------------------
Retail-Bookstore -- 0.4%
Barnes & Noble*                                        42,300             1,121
                                                                     ----------
                                                                          1,121
--------------------------------------------------------------------------------
Retail-Consumer Electronics -- 0.4%
Tweeter Home Entertainment Group*                      94,500             1,152
                                                                     ----------
                                                                          1,152
--------------------------------------------------------------------------------
Retail-Convenience Store -- 0.6%
Casey's General Stores                                114,000             1,703
                                                                     ----------
                                                                          1,703
--------------------------------------------------------------------------------
Retail-Restaurants -- 1.1%
Papa John's International*                             34,200               761
Wendys International                                   87,900             2,307
                                                                     ----------
                                                                          3,068
--------------------------------------------------------------------------------
Television -- 2.4%
Paxson Communications*                                108,100             1,290
Pegasus Communications*                                66,300             1,707
Young Broadcasting*                                   110,000             3,683
                                                                     ----------
                                                                          6,680
                                                                     ----------
Total Consumer Cyclical (Cost $30,884)                                   33,371
                                                                     ----------
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 1.8%
Consumer Products-Miscellaneous -- 0.2%
Playtex Products*                                      55,900               538
                                                                     ----------
                                                                            538
--------------------------------------------------------------------------------
Food-Baking -- 0.7%
Earthgrains                                           108,400             2,006
                                                                     ----------
                                                                          2,006
--------------------------------------------------------------------------------

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Small Cap Value Portfolio


--------------------------------------------------------------------------------
                                                                        Market
Description                                            Shares        Value (000)
--------------------------------------------------------------------------------

Food-Miscellaneous/Diversified -- 0.9%
Hain Celestial Group*                                  71,700         $   2,330
                                                                     ----------
                                                                          2,330
                                                                     ----------
Total Consumer Non-Cyclical (Cost $4,927)                                 4,874
                                                                     ----------
--------------------------------------------------------------------------------
Energy -- 11.4%
Oil Companies-Exploration & Production -- 6.1%
Barrett Resources*                                     19,700             1,119
Comstock Resources*                                    79,700             1,176
Devex Energy*                                         157,300             1,239
Forest Oil*                                            53,650             1,978
Louis Dreyfus Natural Gas*                             39,700             1,819
Newfield Exploration*                                  11,200               531
Noble Affiliates                                       65,000             2,990
Ocean Energy*                                         133,600             2,320
Unit*                                                  78,200             1,481
Vintage Petroleum                                      66,700             1,434
Westport Resources*                                    23,100               507
                                                                     ----------
                                                                         16,594
--------------------------------------------------------------------------------
Oil Refining & Marketing -- 1.0%
Tesoro Petroleum*                                     164,800             1,916
Valero Energy                                          21,600               803
                                                                     ----------
                                                                          2,719
--------------------------------------------------------------------------------
Oil & Gas Drilling -- 1.6%
Atwood Oceanics*                                       66,800             2,927
Pride International*                                   60,600             1,492
                                                                     ----------
                                                                          4,419
--------------------------------------------------------------------------------
Oil-Field Services -- 2.2%
Friede Goldman Halter*                                303,800             1,082
Global Industries Limited*                            116,000             1,588
Hanover Compressor*                                    46,100             2,054
Key Energy Services*                                  138,300             1,444
                                                                     ----------
                                                                          6,168
--------------------------------------------------------------------------------
Pipelines -- 0.5%
Kinder Morgan                                          24,600             1,284
                                                                     ----------
                                                                          1,284
                                                                     ----------
Total Energy (Cost $24,712)                                              31,184
                                                                     ----------
--------------------------------------------------------------------------------

Financial -- 14.7%
Commercial Banks-Eastern U.S. -- 0.9%
Banknorth Group                                        39,800               794
Commercial Bank of New York                             2,600                34
Mercantile                                             15,400               665
Valley National Bancorp                                26,927               897
                                                                     ----------
                                                                          2,390
--------------------------------------------------------------------------------
Commercial Banks-Western U.S. -- 1.9%
Bancwest                                              136,800             3,574
City National                                          41,191             1,599
                                                                     ----------
                                                                          5,173
--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 0.4%
Morgan Keegan                                          39,000             1,034
                                                                     ----------
                                                                          1,034
--------------------------------------------------------------------------------
Investment Management/Advisor Service -- 1.2%
Affiliated Managers Group*                             45,500         $   2,497
Waddell & Reed Financial, Cl A                         24,250               912
                                                                     ----------
                                                                          3,409
--------------------------------------------------------------------------------
Life/Health Insurance -- 1.7%
Liberty Financial                                      30,000             1,337
Mony Group                                             47,100             2,328
Torchmark                                              27,600             1,061
                                                                     ----------
                                                                          4,726
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 1.6%
Fidelity National Financial                            69,400             2,563
First American Financial                               33,600             1,105
Mutual Risk Management Limited                         46,300               703
                                                                     ----------
                                                                          4,371
--------------------------------------------------------------------------------
Real Estate Management/Service -- 0.4%
Trammell Crow*                                         80,700             1,089
                                                                     ----------
                                                                          1,089
--------------------------------------------------------------------------------
Reinsurance -- 1.0%
Annuity & Life                                         64,500             2,060
Trenwick Group Limited                                 27,200               675
                                                                     ----------
                                                                          2,735
--------------------------------------------------------------------------------
REITS-Apartments -- 0.0%
Pennsylvania Real Estate Investment Trust               2,900                55
                                                                     ----------
                                                                             55
--------------------------------------------------------------------------------
REITS-Diversified -- 0.3%
Pinnacle Holdings*                                    102,700               931
                                                                     ----------
                                                                            931
--------------------------------------------------------------------------------
REITS-Office Property -- 0.3%
Mack Cali Realty                                       32,600               931
                                                                     ----------
                                                                            931
--------------------------------------------------------------------------------
REITS-Regional Malls -- 0.2%
CBL & Associates                                       24,800               628
                                                                     ----------
                                                                            628
--------------------------------------------------------------------------------
REITS-Shopping Centers -- 0.3%
JP Realty                                              49,400               778
                                                                     ----------
                                                                            778
--------------------------------------------------------------------------------
S & L/Thrifts-Central U.S. -- 0.9%
Bank United, Cl A                                      23,700             1,616
Commercial Federal                                     37,100               721
                                                                     ----------
                                                                          2,337
--------------------------------------------------------------------------------
S & L/Thrifts-Eastern U.S. -- 2.5%
Berkshire Hills Bancorp*                              135,800             2,139
Dime Bancorp                                           86,200             2,548
Roslyn Bancorp                                         70,100             1,915
Woronoco Bancorp                                       17,600               229
                                                                     ----------
                                                                          6,831
--------------------------------------------------------------------------------

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Small Cap Value Portfolio


--------------------------------------------------------------------------------
                                                                        Market
Description                                            Shares        Value (000)
--------------------------------------------------------------------------------

S & L/Thrifts-Western U.S. -- 1.1%
Golden State Bancorp                                   80,200         $   2,521
Washington Federal                                     17,800               506
                                                                     ----------
                                                                          3,027
                                                                     ----------
Total Financial (Cost $28,681)                                           40,445
                                                                     ----------
--------------------------------------------------------------------------------
Health Care -- 14.6%
Drug Delivery Systems -- 0.1%
Elan ADR*                                               4,683               219
                                                                     ----------
                                                                            219
--------------------------------------------------------------------------------
Health Care Cost Containment -- 2.0%
Hooper Holmes                                         484,600             5,360
                                                                     ----------
                                                                          5,360
--------------------------------------------------------------------------------
Medical Information Systems -- 0.5%
Dendrite International*                                59,300             1,327
                                                                     ----------
                                                                          1,327
--------------------------------------------------------------------------------
Medical Labs & Testing Services -- 0.4%
Covance*                                              114,400             1,230
                                                                     ----------
                                                                          1,230
--------------------------------------------------------------------------------
Medical Products -- 2.6%
Cyberonics*                                            12,000               279
Haemonetics*                                          140,400             4,335
North American Scientific*                            157,800             2,288
PSS World Medical*                                     24,600               123
                                                                     ----------
                                                                          7,025
--------------------------------------------------------------------------------
Medical-Biomedical/Genetics -- 0.6%
Aclara Biosciences*                                    63,700               692
Arena Pharmaceuticals*                                 10,100               157
Inhale Therapeutic Systems*                            10,800               545
Regeneration Technology*                               14,500               207
                                                                     ----------
                                                                          1,601
--------------------------------------------------------------------------------
Medical-Drugs -- 1.3%
Cephalon*                                              15,600               988
Intrabiotics Pharmaceuticals*                          12,900               124
Pain Therapeutics*                                     23,550               350
Priority Healthcare, Cl B*                             52,600             2,147
                                                                     ----------
                                                                          3,609
--------------------------------------------------------------------------------
Medical-Generic Drugs -- 1.3%
Alpharma                                               82,000             3,598
                                                                     ----------
                                                                          3,598
--------------------------------------------------------------------------------
Medical-Hmo -- 1.0%
Health Net*                                            79,400             2,080
Trigon Healthcare*                                      7,600               591
                                                                     ----------
                                                                          2,671
--------------------------------------------------------------------------------
Medical-Hospitals -- 0.4%
Triad Hospitals*                                       31,300             1,019
                                                                     ----------
                                                                          1,019
--------------------------------------------------------------------------------
Medical-Nursing Homes -- 1.1%
Beverly Enterprises*                                  223,900         $   1,833
Manor Care*                                            61,100             1,260
                                                                     ----------
                                                                          3,093
--------------------------------------------------------------------------------
Medical-Outpatient/Home Medical -- 0.5%
Lincare Holding*                                       26,200             1,495
                                                                     ----------
                                                                          1,495
--------------------------------------------------------------------------------
Optical Supplies -- 0.1%
Staar Surgical*                                        26,700               335
                                                                     ----------
                                                                            335
--------------------------------------------------------------------------------
Pharmacy Services -- 1.3%
Omnicare                                              164,500             3,557
                                                                     ----------
                                                                          3,557
--------------------------------------------------------------------------------
Physical Therapy/Rehab Centers -- 0.4%
Healthsouth*                                           71,000             1,158
                                                                     ----------
                                                                          1,158
--------------------------------------------------------------------------------
Respiratory Products -- 0.2%
Edwards Lifesciences*                                  26,600               472
                                                                     ----------
                                                                            472
--------------------------------------------------------------------------------
Therapeutics -- 0.8%
Inspire Pharmaceuticals*                               39,600             1,032
Tularik*                                               40,000             1,178
                                                                     ----------
                                                                          2,210
                                                                     ----------
Total Health Care (Cost $32,534)                                         39,979
                                                                     ----------
--------------------------------------------------------------------------------
Industrial -- 8.1%
Aerospace/Defense -- 0.5%
Teledyne Technologies*                                 54,000             1,276
                                                                     ----------
                                                                          1,276
--------------------------------------------------------------------------------
Building Products-Air & Heating -- 0.7%
York International                                     60,500             1,857
                                                                     ----------
                                                                          1,857
--------------------------------------------------------------------------------
Ceramic Products -- 0.1%
Dal-Tile International*                                23,400               332
                                                                     ----------
                                                                            332
--------------------------------------------------------------------------------
Circuit Boards -- 0.9%
Manufacturers Services*                               313,400             2,076
SMTC*                                                  33,800               461
                                                                     ----------
                                                                          2,537
--------------------------------------------------------------------------------
Containers-Paper/Plastic -- 0.9%
Bemis                                                  43,000             1,443
Sonoco Products                                        46,500             1,005
                                                                     ----------
                                                                          2,448
--------------------------------------------------------------------------------

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Small Cap Value Portfolio


--------------------------------------------------------------------------------
                                                                        Market
Description                                            Shares        Value (000)
--------------------------------------------------------------------------------

Diversified Manufacturing Operations -- 0.8%
ITT Industries                                         60,400         $   2,341
                                                                     ----------
                                                                          2,341
--------------------------------------------------------------------------------
Electronic Components-Miscellaneous -- 2.2%
ACT Manufacturing*                                      6,200                97
CTS                                                   115,700             4,216
Kent Electronics*                                     103,200             1,702
                                                                     ----------
                                                                          6,015
--------------------------------------------------------------------------------
Hazardous Waste Disposal -- 0.5%
Stericycle*                                            33,100             1,262
                                                                     ----------
                                                                          1,262
--------------------------------------------------------------------------------
Metal Processors & Fabricators -- 0.3%
Wolverine Tube*                                        77,400               928
                                                                     ----------
                                                                            928
--------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 0.9%
Aptargroup                                             85,600             2,515
                                                                     ----------
                                                                          2,515
--------------------------------------------------------------------------------
Non-Hazardous Waste Disposal -- 0.3%
Republic Services*                                     40,700               700
                                                                     ----------
                                                                            700
                                                                     ----------
Total Industrial (Cost $22,397)                                          22,211
                                                                     ----------
--------------------------------------------------------------------------------
Services -- 6.0%
Advertising Agencies -- 0.4%
True North Communications                              27,000             1,148
                                                                     ----------
                                                                          1,148
--------------------------------------------------------------------------------
Advertising Services -- 0.1%
RH Donnelley                                           14,200               345
                                                                     ----------
                                                                            345
--------------------------------------------------------------------------------
Commercial Services -- 2.8%
ACNielsen*                                            210,200             7,620
                                                                     ----------
                                                                          7,620
--------------------------------------------------------------------------------
Consulting Services -- 1.3%
Comdisco                                               47,300               540
Maximus*                                               30,600             1,069
Watson Wyatt & Company*                                83,700             1,967
                                                                     ----------
                                                                          3,576
--------------------------------------------------------------------------------
Human Resources -- 0.9%
Resource Connection*                                  130,400             2,478
                                                                     ----------
                                                                          2,478
--------------------------------------------------------------------------------
Research & Development -- 0.5%
Pharmaceutical Product*                                24,400         $   1,212
                                                                     ----------
                                                                          1,212
                                                                     ----------
Total Services (Cost $11,618)                                            16,379
                                                                     ----------
--------------------------------------------------------------------------------
Technology -- 8.0%
Applications Software -- 0.4%
J.D. Edwards & Company*                                40,300               718
Parametric Technology*                                 29,500               396
Sonic Foundry*                                         27,600                36
                                                                     ----------
                                                                          1,150
--------------------------------------------------------------------------------
Cellular Telecommunications -- 0.0%
Alamosa PCS Holdings*                                  13,100               105
                                                                     ----------
                                                                            105
--------------------------------------------------------------------------------
Communications Software -- 0.3%
Avid Technology*                                       42,500               776
                                                                     ----------
                                                                            776
--------------------------------------------------------------------------------
Computer Data Security -- 0.4%
Bindview Development*                                 119,300             1,122
                                                                     ----------
                                                                          1,122
--------------------------------------------------------------------------------
Computers-Integrated Systems -- 0.0%
Ravisent Technologies*                                 20,200                61
                                                                     ----------
                                                                             61
--------------------------------------------------------------------------------
Computers-Peripheral Equipment -- 0.8%
Sonicblue*                                            559,500             2,308
                                                                     ----------
                                                                          2,308
--------------------------------------------------------------------------------
Data Processing/Management -- 2.7%
Excelon*                                              145,600               218
Fair Isaac & Company                                  105,800             5,396
Reynolds & Reynolds                                    96,400             1,952
                                                                     ----------
                                                                          7,566
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 0.1%
Applied Micro Circuits*                                 2,008               151
MEMC Electronic Materials*                                100                 1
                                                                     ----------
                                                                            152
--------------------------------------------------------------------------------
Enterprise Software/Services -- 0.7%
JDA Software Group*                                   135,300             1,767
                                                                     ----------
                                                                          1,767
--------------------------------------------------------------------------------
Internet Infrastructure Equipment -- 0.2%
Avocent*                                               14,600               394
                                                                     ----------
                                                                            394
--------------------------------------------------------------------------------
Internet Security -- 0.3%
Symantec*                                              27,100               904
                                                                     ----------
                                                                            904
--------------------------------------------------------------------------------

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Small Cap Value Portfolio


--------------------------------------------------------------------------------
                                                                        Market
Description                                            Shares        Value (000)
--------------------------------------------------------------------------------

Networking Products -- 0.6%
Turnstone Systems*                                    214,300         $   1,594
                                                                     ----------
                                                                          1,594
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits -- 1.0%
Telcom Semiconductor*                                 245,900             2,798
                                                                     ----------
                                                                          2,798
--------------------------------------------------------------------------------
Telecommunications Equipment -- 0.2%
TUT Systems*                                           73,000               602
                                                                     ----------
                                                                            602
--------------------------------------------------------------------------------
Telecommunications Equipment-Fiber Optics -- 0.1%
Harmonic*                                              48,500               276
                                                                     ----------
                                                                            276
--------------------------------------------------------------------------------
Telecommunications Services -- 0.1%
Savvis Communications*                                192,000               168
                                                                     ----------
                                                                            168
--------------------------------------------------------------------------------
Wireless Equipment -- 0.1%
Western Multiplex*                                     53,500               368
                                                                     ----------
                                                                            368
                                                                     ----------
Total Technology (Cost $29,760)                                          22,111
                                                                     ----------
--------------------------------------------------------------------------------
Transportation -- 2.9%
Airlines -- 0.1%
Mesaba Holdings*                                       10,900               137
Midway Airlines*                                       98,550               277
                                                                     ----------
                                                                            414
--------------------------------------------------------------------------------
Transport-Air Freight -- 0.8%
Cnf Transportation                                     20,900               707
EGL*                                                   58,700             1,405
                                                                     ----------
                                                                          2,112
--------------------------------------------------------------------------------
Transport-Truck -- 2.0%
American Freightways*                                     428                12
Covenant Transportation*                              117,500             1,263
Hunt (J.B.) Transportation Services                    66,300             1,116
Landstar Systems*                                       9,100               504
Swift Transportation*                                  51,100             1,012
US Xpress Entertainment*                               93,700               521
US Freightways                                         29,100               875
                                                                     ----------
                                                                          5,303
                                                                     ----------
Total Transportation (Cost $7,983)                                        7,829
                                                                     ----------
--------------------------------------------------------------------------------
Utilities -- 3.4%
Electric-Generation -- 0.5%
Orion Power Holdings*                                  54,700             1,347
                                                                     ----------
                                                                          1,347
--------------------------------------------------------------------------------
Electric-Integrated -- 1.8%
CH Energy Group                                         2,300         $     103
CMS Energy                                             55,300             1,753
Idacorp                                                21,200             1,040
Madison Gas & Electric                                  1,600                36
Western Resources                                      84,500             2,097
                                                                     ----------
                                                                          5,029
--------------------------------------------------------------------------------
Gas-Distribution -- 1.1%
Atmos Energy                                           34,700               846
Semco Energy                                           56,700               882
UGI                                                    53,100             1,344
                                                                     ----------
                                                                          3,072
                                                                     ----------
Total Utilities (Cost $7,836)                                             9,448
                                                                     ----------
Total Common Stock (Cost $210,281)                                      236,830
                                                                     ----------
--------------------------------------------------------------------------------
Repurchase Agreement -- 13.6%
Morgan Stanley
   6.33%, dated 12/29/00, matures 01/02/01,
   repurchase price $37,193,314 (collateralized
   by U.S. Government Obligations: total
   market value $38,246,443) (A)                      $37,167            37,167
                                                                     ----------
Total Repurchase Agreement (Cost $37,167)                                37,167
                                                                     ----------
Total Investments -- 100.0% (Cost $247,448)                             273,997
                                                                     ----------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.0%
Receivable for investment securities sold                                 4,195
Payable for investment securities purchased                              (6,515)
Other assets and liabilities, net                                         2,481
                                                                     ----------
Total Other Assets and Liabilities, Net                                     161
                                                                     ----------
--------------------------------------------------------------------------------
Net Assets:
Paid-in-capital (authorized 500 million
   shares -- $0.001 par value) based on
   15,305,619 outstanding shares of common stock                        243,876
Undistributed net investment income                                         374
Accumulated net realized gain on investments                              3,359
Net unrealized appreciation on investments                               26,549
                                                                     ----------
Total Net Assets -- 100.0%                                           $  274,158
                                                                     ==========
Net Asset Value, Offering and Redemption
   Price Per Share                                                       $17.91
                                                                     ==========

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Technology & Communications Portfolio


STATEMENT OF NET ASSETS
As of December 31, 2000

--------------------------------------------------------------------------------
                                                                        Market
Description                                            Shares        Value (000)
--------------------------------------------------------------------------------

Common Stock -- 92.8%

Consumer Cyclical -- 0.9%

Audio/Video Products -- 0.9%
Polycom*                                              332,600        $   10,706
                                                                     ----------
                                                                         10,706
                                                                     ----------
Total Consumer Cyclical (Cost $18,880)                                   10,706
                                                                     ----------
--------------------------------------------------------------------------------
Services -- 1.0%
Advertising Services -- 0.3%
Getty Images*                                          95,600             3,059
                                                                     ----------
                                                                          3,059
--------------------------------------------------------------------------------
Telephone-Integrated -- 0.7%
Level 3 Communications*                               276,000             9,056
                                                                     ----------
                                                                          9,056
                                                                     ----------
Total Services (Cost $13,431)                                            12,115
                                                                     ----------
--------------------------------------------------------------------------------
Technology -- 90.9%
Applications Software -- 4.5%
Mercury Interactive*                                   77,100             6,958
Quest Software*                                       423,900            11,896
Siebel Systems*                                       497,700            33,657
                                                                     ----------
                                                                         52,511
--------------------------------------------------------------------------------
Business-To-Business/E-commerce -- 11.5%
Ariba*                                              1,191,100            63,873
Commerce One*                                       1,644,000            41,614
I2 Technologies*                                      518,430            28,190
                                                                     ----------
                                                                        133,677
--------------------------------------------------------------------------------
Computers-Integrated Systems -- 7.9%
Brocade Communication Systems*                        437,000            40,122
Redback Networks*                                   1,272,300            52,164
                                                                     ----------
                                                                         92,286
--------------------------------------------------------------------------------
Computers-Memory Devices -- 4.7%
Storage Networks*                                     194,700             4,831
Veritas Software*                                     565,100            49,446
                                                                     ----------
                                                                         54,277
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 3.7%
Applied Micro Circuits*                               485,300            36,420
Transwitch*                                           176,200             6,894
                                                                     ----------
                                                                         43,314
--------------------------------------------------------------------------------
Enterprise Software/Services -- 1.1%
BEA Systems*                                          187,300            12,607
                                                                     ----------
                                                                         12,607
--------------------------------------------------------------------------------
E-Services/Consulting -- 0.2%
Rare Medium Group*                                  1,352,200             2,577
                                                                     ----------
                                                                          2,577
--------------------------------------------------------------------------------
Information/Network -- 3.8%
Infospace*                                          4,933,182        $   43,628
                                                                     ----------
                                                                         43,628
--------------------------------------------------------------------------------
Internet Application Software -- 0.8%
Vitria Technology*                                  1,261,900             9,780
                                                                     ----------
                                                                          9,780
--------------------------------------------------------------------------------
Internet Connectivity Services -- 0.2%
Internap Network Services*                            239,600             1,737
                                                                     ----------
                                                                          1,737
--------------------------------------------------------------------------------
Internet Infrastructure Software -- 0.8%
Openwave Systems*                                     194,900             9,343
                                                                     ----------
                                                                          9,343
--------------------------------------------------------------------------------
Internet Security -- 4.0%
Verisign*                                             618,660            45,897
                                                                     ----------
                                                                         45,897
--------------------------------------------------------------------------------
Network Software -- 3.1%
Micromuse*                                            593,100            35,799
                                                                     ----------
                                                                         35,799
--------------------------------------------------------------------------------
Networking Products -- 17.0%
Emulex*                                               547,200            43,742
Extreme Networks*                                   1,095,000            42,842
Juniper Networks*                                     564,600            71,175
Network Appliance*                                    260,000            16,689
ONI Systems*                                          585,600            23,168
                                                                     ----------
                                                                        197,616
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits -- 3.3%
Globespan*                                          1,404,300            38,618
                                                                     ----------
                                                                         38,618
--------------------------------------------------------------------------------
Telecommunications Equipment -- 3.7%
Advanced Fibre*                                       208,100             3,759
Ditech Communications*                                220,700             3,545
Efficient Networks*                                   362,200             5,161
Qualcomm*                                             287,600            23,637
Tekelec*                                              225,100             6,753
                                                                     ----------
                                                                         42,855
--------------------------------------------------------------------------------
Telecommunications Equipment-Fiber Optics -- 16.4%
Avanex*                                               259,300            15,445
Ciena*                                              1,332,500           108,266
Finisar*                                            1,272,600            36,905
Luminent*                                             319,000             1,919
MRV Communications*                                 2,050,800            27,429
                                                                     ----------
                                                                        189,964
--------------------------------------------------------------------------------
Telecommunications Services -- 2.1%
Metromedia Fiber Network*                           2,360,500            23,900
                                                                     ----------
                                                                         23,900
                                                                     ----------
--------------------------------------------------------------------------------

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------
          PBHG Technology & Communications Portfolio


--------------------------------------------------------------------------------
                                                                        Market
Description                                            Shares        Value (000)
--------------------------------------------------------------------------------

Wireless Equipment -- 2.1%
Palm*                                                 368,700        $   10,439
RF Micro Devices*                                     491,300            13,480
                                                                     ----------
                                                                         23,919
                                                                     ----------
Total Technology (Cost $1,677,657)                                    1,054,305
                                                                     ----------
Total Common Stock (Cost $1,709,968)                                  1,077,126
                                                                     ----------
--------------------------------------------------------------------------------
Repurchase Agreements -- 11.5%
Deutsche Bank
   6.35%, dated 12/29/00, matures 01/02/01,
   repurchase price $52,798,512 (collateralized
   by U.S. Government Obligations: total
   market value $53,821,225) (A)                      $52,761            52,761
J.P. Morgan
   6.35%, dated 12/29/00, matures 01/02/01,
   repurchase price $50,000,237 (collateralized
   by U.S. Government Obligations: total
   market value $50,964,478) (A)                       49,965            49,965
Morgan Stanley
   6.35%, dated 12/29/00, matures 01/02/01,
   repurchase price $30,033,627 (collateralized
   by U.S. Government Obligations: total
   market value $31,117,727) (A)                       30,013            30,013
                                                                     ----------
Total Repurchase Agreements (Cost $132,739)                             132,739
                                                                     ----------
Total Investments -- 104.3% (Cost $1,842,707)                          1,209,865
                                                                     ----------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (4.3%)
Payable for investment securities purchased                             (87,535)
Other assets and liabilities, net                                        37,757
                                                                     ----------
Total Other Assets and Liabilities, Net                                 (49,778)
                                                                     ----------
--------------------------------------------------------------------------------
Net Assets:
Paid-in-capital (authorized 500 million
   shares -- $0.001 par value)
   based on 46,843,389 outstanding shares of common stock             1,580,404
Accumulated net realized gain on investments                            212,525
Net unrealized depreciation on investments                             (632,842)
                                                                     ----------
Total Net Assets -- 100.0%                                           $1,160,087
                                                                     ==========

Net Asset Value, Offering and Redemption
   Price Per Share                                                       $24.77
                                                                     ==========

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------


STATEMENTS OF OPERATIONS (000)
For the year ended December 31, 2000

                                                        -----------     -----------     -----------    -----------     -----------
                                                                                           PBHG           PBHG            PBHG
                                                           PBHG            PBHG           Select        Small Cap      Technology &
                                                         Growth II       Select 20        Value           Value       Communications
                                                         Portfolio       Portfolio       Portfolio      Portfolio       Portfolio
                                                        -----------     -----------     -----------    -----------     -----------
Investment Income:
      Dividends                                         $       212     $       822     $       966    $       871     $        57
      Interest                                                2,348           5,377             442          1,084           5,777
      Less:  Foreign Taxes Withheld                             (10)            (33)             --             --             (17)
                                                        -----------     -----------     -----------    -----------     -----------
      Total Investment Income                                 2,550           6,166           1,408          1,955           5,817
                                                        -----------     -----------     -----------    -----------     -----------
Expenses:
      Investment Advisory Fees                                3,420           7,595             404          1,318          18,322
      Administrative Fees                                       603           1,340              93            198           3,233
      Custodian Fees                                             19              26              12             27              62
      Professional Fees                                          15               6              --              3              58
      Transfer Agent Fees                                        25              25              25             25              25
      Printing Fees                                              45              76               7             17             146
      Directors' Fees                                            12              31               2              4              71
      Amortization of Deferred Organizational Costs               2               2               2              2               2
      Interest Expense                                            1              --              14             --             420
      Insurance and Other Expenses                               35              43               5              6              87
                                                        -----------     -----------     -----------    -----------     -----------
              Total Expenses                                  4,177           9,144             564          1,600          22,426
                                                        -----------     -----------     -----------    -----------     -----------
      Waiver of Investment Advisory Fees                         --              --              --            (19)             --
                                                        -----------     -----------     -----------    -----------     -----------
      Recapture of Advisory Fees Waived                          50              --              37             --              --
                                                        -----------     -----------     -----------    -----------     -----------
              Net Expenses                                    4,227           9,144             601          1,581          22,426
                                                        -----------     -----------     -----------    -----------     -----------
Net Investment Income (Loss)                                 (1,677)         (2,978)            807            374         (16,609)
                                                        -----------     -----------     -----------    -----------     -----------
Net Realized Gain (Loss) from Security Transactions         (32,367)        104,686           2,728          3,858         233,103
Net Change in Unrealized Appreciation (Depreciation)
    on Investments                                         (107,566)       (341,254)          6,637         21,376      (1,266,009)
                                                        -----------     -----------     -----------    -----------     -----------
Net Realized and Unrealized Gain (Loss)
    on Investments                                         (139,933)       (236,568)          9,365         25,234      (1,032,906)
                                                        -----------     -----------     -----------    -----------     -----------
Increase (Decrease) in Net Assets Resulting
    from Operations                                     $  (141,610)    $  (239,546)    $    10,172    $    25,608     $(1,049,515)
                                                        ===========     ===========     ===========    ===========     ===========

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS (000)
For the year ended December 31, 2000 and the year ended December 31, 1999


                                           --------------------------     --------------------------     --------------------------

                                                     PBHG                             PBHG                           PBHG
                                                   Growth II                       Select 20                     Select Value
                                                   Portfolio                       Portfolio                      Portfolio
                                           --------------------------     --------------------------     --------------------------
                                             01/01/00       01/01/99        01/01/00       01/01/99        01/01/00       01/01/99
                                                to             to              to             to              to             to
                                             12/31/00       12/31/99        12/31/00       12/31/99        12/31/00       12/31/99
                                           -----------    -----------     -----------    -----------     -----------    -----------
Investment Activities:
   Net Investment Income (Loss)            $    (1,677)   $      (175)    $    (2,978)   $    (1,979)    $       807    $       333
   Net Realized Gain (Loss) from
      Security Transactions                    (32,367)        10,179         104,686         60,911           2,728          5,838
   Net Change in Unrealized
      Appreciation (Depreciation)
      on Investments                          (107,566)        41,832        (341,254)       301,184           6,637         (2,558)
                                           -----------    -----------     -----------    -----------     -----------    -----------
   Net Increase (Decrease) in
      Net Assets Resulting from
      Operations                              (141,610)        51,836        (239,546)       360,116          10,172          3,613
                                           -----------    -----------     -----------    -----------     -----------    -----------
Distributions to Shareholders From:
   Net Investment Income                            --             --              --             --            (333)            (1)
   Net Realized Gains from
      Security Transactions                     (9,064)            --         (50,103)            --          (5,924)          (982)
                                           -----------    -----------     -----------    -----------     -----------    -----------
   Total Distributions                          (9,064)            --         (50,103)            --          (6,257)          (983)
                                           -----------    -----------     -----------    -----------     -----------    -----------
Capital Share Transactions:
   Shares Issued                               574,803        126,363         311,837        191,978         167,246         30,700
   Shares Issued upon Reinvestment
      of Distributions                           9,064             --          50,103             --           6,257            983
   Shares Redeemed                            (242,847)       (17,918)       (156,124)      (116,448)        (98,721)       (16,627)
                                           -----------    -----------     -----------    -----------     -----------    -----------
   Increase (Decrease) in Net
      Assets Derived from Capital
      Share Transactions                       341,020        108,445         205,816         75,530          74,782         15,056
                                           -----------    -----------     -----------    -----------     -----------    -----------
   Total Increase (Decrease) in
      Net Assets                               190,346        160,281         (83,833)       435,646          78,697         17,686
                                           -----------    -----------     -----------    -----------     -----------    -----------
Net Assets:
   Beginning of Period                         178,602         18,321         753,572        317,926          39,972         22,286
                                           -----------    -----------     -----------    -----------     -----------    -----------
   End of Period                           $   368,948    $   178,602     $   669,739    $   753,572     $   118,669    $    39,972
                                           ===========    ===========     ===========    ===========     ===========    ===========

Shares Issued and Redeemed:
   Shares Issued                                21,630          7,432           8,853         10,077          10,654          2,112
   Shares Issued upon
      Reinvestment of Distributions                319             --           1,438             --             412             66
   Shares Redeemed                             (10,149)        (1,260)         (4,994)        (6,541)         (6,341)        (1,108)
                                           -----------    -----------     -----------    -----------     -----------    -----------
   Net Increase (Decrease) in
      Shares Outstanding                        11,800          6,172           5,297          3,536           4,725          1,070
                                           ===========    ===========     ===========    ===========     ===========    ===========

                                           ---------------------------     ---------------------------
                                                                                       PBHG
                                                       PBHG                        Technology &
                                                 Small Cap Value                  Communications
                                                    Portfolio                       Portfolio
                                           ---------------------------     ---------------------------
                                             01/01/00        01/01/99        01/01/00        01/01/99
                                                to              to              to              to
                                             12/31/00        12/31/99        12/31/00        12/31/99
                                           -----------     -----------     -----------     -----------
Investment Activities:
   Net Investment Income (Loss)            $       374     $       (85)    $   (16,609)    $    (2,459)
   Net Realized Gain (Loss) from
      Security Transactions                      3,858           5,191         233,103         162,638
   Net Change in Unrealized
      Appreciation (Depreciation)
      on Investments                            21,376           1,136      (1,266,009)        625,480
                                           -----------     -----------     -----------     -----------
   Net Increase (Decrease) in
      Net Assets Resulting from
      Operations                                25,608           6,242      (1,049,515)        785,659
                                           -----------     -----------     -----------     -----------
Distributions to Shareholders From:
   Net Investment Income                            --              --              --              --
   Net Realized Gains from
      Security Transactions                     (4,555)             --        (162,321)             --
                                           -----------     -----------     -----------     -----------
   Total Distributions                          (4,555)             --        (162,321)             --
                                           -----------     -----------     -----------     -----------
Capital Share Transactions:
   Shares Issued                               256,164          25,034       1,579,507         847,733
   Shares Issued upon Reinvestment
      of Distributions                           4,555              --         162,321              --
   Shares Redeemed                             (51,098)        (31,832)     (1,005,353)        (30,437)
                                           -----------     -----------     -----------     -----------
   Increase (Decrease) in Net
      Assets Derived from Capital
      Share Transactions                       209,621          (6,798)        736,475         817,296
                                           -----------     -----------     -----------     -----------
   Total Increase (Decrease) in
      Net Assets                               230,674            (556)       (475,361)      1,602,955
                                           -----------     -----------     -----------     -----------
Net Assets:
   Beginning of Period                          43,484          44,040       1,635,448          32,493
                                           -----------     -----------     -----------     -----------
   End of Period                           $   274,158     $    43,484     $ 1,160,087     $ 1,635,448
                                           ===========     ===========     ===========     ===========

Shares Issued and Redeemed:
   Shares Issued                                14,963           2,202          30,125          34,740
   Shares Issued upon
      Reinvestment of Distributions                248              --           3,374              --
   Shares Redeemed                              (3,135)         (2,765)        (22,201)         (1,557)
                                           -----------     -----------     -----------     -----------
   Net Increase (Decrease) in
      Shares Outstanding                        12,076            (563)         11,298          33,183
                                           ===========     ===========     ===========     ===========

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Fiscal Year or Period




               Net                    Realized and                                 Net                        Net
              Asset            Net     Unrealized   Distributions  Distributions  Asset                     Assets       Ratio
              Value        Investment   Gains or      from Net         from       Value                       End     of Expenses
            Beginning        Income      Losses      Investment       Capital      End       Total         of Period   to Average
            of Period        (Loss)   on Securities    Income          Gains    of Period   Return           (000)     Net Assets
---------------------------------------------------------------------------------------------------------------------------------
------------------------
PBHG Growth II Portfolio
------------------------

  2000        $23.05         $(0.06)    $(3.62)          --           $(0.49)    $18.88     (16.67)%     $   368,948      1.05%
  1999(4)      11.63          (0.04)     11.46           --               --      23.05      98.19%          178,602      1.20%
  1998         10.75          (0.06)      0.94           --               --      11.63       8.19%           18,321      1.20%
  1997(1)      10.00             --       0.75           --               --      10.75       7.50%+          10,236      1.20%*

------------------------
PBHG Select 20 Portfolio
------------------------

  2000        $32.70         $(0.09)    $(7.12)          --           $(1.86)    $23.63     (23.87)%     $   669,739      1.02%
  1999         16.30          (0.08)     16.48           --               --      32.70     100.61%          753,572      1.05%
  1998         10.03          (0.01)      6.28           --               --      16.30      62.52%          317,926      1.20%
  1997(2)      10.00             --       0.03           --               --      10.03       0.30%+           7,617      1.20%*

---------------------------
PBHG Select Value Portfolio
---------------------------

  2000        $15.19          $0.07      $2.54          $(0.09)       $(1.58)    $16.13      17.88%      $   118,669      0.97%
  1999         14.27           0.13       1.13              --         (0.34)     15.19       8.89%           39,972      0.95%
  1998         10.43          (0.02)      3.98           (0.04)        (0.08)     14.27      37.96%           22,286      1.00%
  1997(3)      10.00           0.02       0.41              --            --      10.43       4.30%+           1,560      1.00%*

------------------------------
PBHG Small Cap Value Portfolio
------------------------------

  2000        $13.46          $0.06      $4.81              --        $(0.42)    $17.91      36.13%      $   274,158      1.20%
  1999         11.61          (0.03)      1.88              --            --      13.46      15.93%           43,484      1.20%
  1998         10.48          (0.02)      1.16              --         (0.01)     11.61      10.94%           44,040      1.20%
  1997(3)      10.00           0.01       0.47              --            --      10.48       4.80%+           9,321      1.20%*

------------------------------------------
PBHG Technology & Communications Portfolio
------------------------------------------

  2000        $46.01         $(0.34)   $(17.29)             --        $(3.61)    $24.77     (42.12)%      $1,160,087      1.04%
  1999(4)      13.76          (0.13)     32.38              --            --      46.01     234.38%        1,635,448      1.09%
  1998         10.41          (0.04)      3.39              --            --      13.76      32.20%           32,493      1.20%
  1997(1)      10.00             --       0.41              --            --      10.41       4.10%+           9,117      1.20%*


                                          Ratio
                Ratio                     of Net
                of Net      Ratio       Investment
              Investment  of Expenses  Income (Loss)
                Income    to Average    to Average
                (Loss)    Net Assets    Net Assets   Portfolio
              to Average  (Excluding    (Excluding   Turnover
              Net Assets    Waivers)      Waivers)      Rate
--------------------------------------------------------------
------------------------
PBHG Growth II Portfolio
------------------------

  2000          (0.42)%      1.05%         (0.42)%     145.87%
  1999(4)       (0.38)%      1.20%         (0.38)%     236.82%
  1998          (0.64)%      1.54%         (0.98)%     228.09%
  1997(1)       (0.11)%*     4.38%*        (3.29)%*     44.57%+

------------------------
PBHG Select 20 Portfolio
------------------------

  2000          (0.33)%      1.02%         (0.33)%     138.94%
  1999          (0.46)%      1.05%         (0.46)%     139.05%
  1998          (0.18)%      1.21%         (0.19)%      48.79%
  1997(2)        0.51%*      3.36%*        (1.65)%*     18.53%+

---------------------------
PBHG Select Value Portfolio
---------------------------

  2000           1.30%       0.97%          1.30%     1137.60%
  1999           0.84%       0.95%          0.84%      927.02%
  1998           0.67%       1.47%          0.20%      635.10%
  1997(3)        1.91%*      8.04%*        (5.13)%*     68.93%+

------------------------------
PBHG Small Cap Value Portfolio
------------------------------

  2000           0.28%       1.21%          0.27%      185.66%
  1999          (0.20)%      1.29%         (0.29)%     277.95%
  1998          (0.15)%      1.46%         (0.41)%     293.90%
  1997(3)        1.40%*      3.63%*        (1.03)%*     41.14%+

------------------------------------------
PBHG Technology & Communications Portfolio
------------------------------------------

  2000          (0.77)%      1.04%         (0.77)%     311.59%
  1999(4)       (0.64)%      1.09%         (0.64)%     273.76%
  1998          (0.55)%      1.56%         (0.91)%     264.58%
  1997(1)        0.37%*      5.09%*        (3.52)%*     69.34%+

*    Annualized.
+    Total return and portfolio turnover have not been annualized.
(1) The PBHG Growth II and the PBHG Technology & Communications Portfolios commenced operations on April 30, 1997.
(2)  The PBHG Select 20 Portfolio commenced operations on September 25, 1997.
(3) The PBHG Select Value and the PBHG Small Cap Value Portfolios commenced operations on October 28, 1997.
(4)  Per share calculations were performed using average shares for the period

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
As of December 31, 2000

1.   Organization

The PBHG Insurance Series Fund, Inc. (the "Fund"), a Maryland corporation is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of seven Portfolios: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), the PBHG Small Cap Value Portfolio (the "Small Cap Value Portfolio"), the PBHG Select Value Portfolio (the "Select Value Portfolio", formerly the Large Cap Value Portfolio), the PBHG Select 20 Portfolio (the "Select 20 Portfolio"), and the PBHG Mid-Cap Value Portfolio (the "Mid-Cap Value Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Select 20 Portfolio and the Technology & Communications Portfolio which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Large Cap Growth Portfolio or the Mid-Cap Value Portfolio, whose financial statements are presented separately. Each Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by life insurance companies. At December 31, 2000 the following percentage of outstanding shares of the Portfolios were held by the separate accounts of the number of participating insurance companies listed below:


                                    Percentage of                Number of
Portfolio                        Outstanding Shares         Insurance Companies
---------                        ------------------         -------------------

Growth II Portfolio                      78%, 16%                    2
Select 20 Portfolio                        100%                      1
Select Value Portfolio                     100%                      1
Small Cap Value Portfolio                  100%                      1
Technology &
   Communications Portfolio                 95%                      1


2.   Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Portfolios.

Security Valuation -- Investment securities of the Portfolios that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time). If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Directors believes accurately reflects fair value.

Security Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

Dividends -- Dividends from net investment income of each Portfolio are declared annually, if available. Distributions of net realized capital gains of each Portfolio are generally made to shareholders annually, if available. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2000, primarily attributable to certain net operating losses which, for tax purposes have been reclassified to paid-in-capital or have been used to offset net short-term capital gains as follows:

                                                   Accumulated    Undistributed
                                                  Net Realized    Net Investment
                                Paid-in-Capital       Gain             Income
                                ---------------   ------------    --------------

Growth II Portfolio               $(1,678,885)   $      1,990      $ 1,676,895
Select 20 Portfolio                (2,978,354)          --           2,978,354
Technology & Communications
     Portfolio                         --         (16,608,566)      16,608,566

These reclassifications have no effect on net assets or net asset value per share.

Federal Income Taxes -- It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Net Asset Value Per Share -- The net asset value per share is calculated each business day by dividing the total value of the Portfolio's assets, less liabilities, by the number of shares outstanding.

Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Other -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets.

All organizational costs incurred in connection with the start up of the Fund have been equally allocated to each Portfolio, except the Mid-Cap Value Portfolio which commenced operations on November 30, 1998, and are being amortized on a straight line basis over a period of sixty months from commencement of operations. In the event that any of the initial shares of each Portfolio are redeemed by any holder thereof during the period that each Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial state-

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------


ments and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


3. Investment Advisory Fees, Administrative Fees and Other Transactions with Affiliates

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Growth II, Select 20 and Technology & Communications Portfolios' average daily net assets, 0.65% of the Select Value Portfolio's average daily net assets, and 1.00% of the Small Cap Value Portfolio's average daily net assets. In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). The Adviser has agreed to waive or limit its fees and to assume other expenses of each Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20% of the average daily net assets of the Growth II, Select 20, Small Cap Value and Technology & Communications Portfolios and to not more than 1.00% of the average daily net assets of the Select Value Portfolio. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the total operating expense percentages described above. Consequently, no reimbursement by the Portfolio will be made unless: (i) a Portfolio's net assets exceed $75 million; (ii) a Portfolio's total annual expense ratio is less than that listed above, and (iii) the payment of such reimbursement is approved by the Board of Directors on a quarterly basis. During the year ended December 31, 2000, the Board of Directors has approved the reimbursement of previously waived fees by the Adviser for the prior fiscal year in the amount of $50,092 and $36,853 for the Growth II Portfolio and Select Value Portfolio, respectively. At December 31, 2000, the amount of advisory fees waived and reimbursement of third party expenses by the Adviser subject to possible reimbursement were as follows:

      Small Cap Value Portfolio                               $57,831

Pilgrim Baxter Value Investors, Inc., a wholly-owned subsidiary of the Adviser, serves as the sub-advisor to the Select Value Portfolio and the Small Cap Value Portfolio. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Pilgrim Baxter Value Investors, Inc. receives a fee from the Adviser at an annual rate of 0.40%, and 0.65%, respectively, of the average daily net assets of the Select Value Portfolio and the Small Cap Value Portfolio. Pilgrim Baxter Value Investors, Inc. receives no fees directly from the Select Value Portfolio or the Small Cap Value Portfolio.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

SEI Investments Distribution Co. (the "Distributor") a wholly-owned subsidiary of SEI, and the Fund are parties to a distribution agreement (the "Distribution Agreement") dated April 1, 1997, pursuant to which the Distributor serves as principal underwriter for the Company. The Distributor receives no compensation for serving in such capacity.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Investments Mutual Funds Services (the "Sub-Administrator"). The Sub-Administrator is an affiliate of the Fund's distributor and assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee equal to the greater of $35,000 per Portfolio and $5,000 per additional class of shares or at the annual rate of 0.04% of the first $2.5 billion of the average daily net assets of (i) the Fund, and (ii) The PBHG Funds, Inc., another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.025% of the next $7.5 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.02% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $10 billion. Effective January 1, 2001, an amended and restated administration agreement between the Administrator and the Sub-Administrator will pay the Sub-Administrator the following fee structure for continuing to act in this capacity. The fee will be the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.01% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

The Adviser has entered into an agreement with SEI Investments to act as an agent in placing repurchase agreements for the Funds. Listed below are the amounts SEI Investments received for its services from each portfolio for the year ended December 31, 2000.

      Growth II Portfolio                           $19,061
      Select 20 Portfolio                           $42,772
      Select Value Portfolio                         $3,504
      Small Cap Value Portfolio                      $8,524
      Technology & Communications
        Portfolio                                   $45,673

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. First Union National Bank, serves as the custodian for the Fund.

The Fund has entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with UAM Shareholder Service Center, Inc. ("UAMSSC") to assist in the provision of these services. UAMSSC receives no fees directly from the Portfolios. For the year ended December 31, 2000, PBHG Fund Services was paid $6,300 each by the Growth II, Select 20, Select Value, Small Cap Value and Technology & Communications Portfolios for shareholder services. Effective September 30, 2000, the shareholder servicing agreement with PBHG Fund Services and UAMSSC was terminated. Effective October 1, 2000, the Fund entered a materially similar shareholder servicing agreement with DST Systems, Inc.

Certain officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund for such services.


4.   Investment Transactions

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for each Portfolio for the year ended December 31, 2000 were as follows:

                                             Purchases              Sales
                                               (000)                (000)
                                            ----------          -----------
Growth II Portfolio                         $  837,843          $  519,006
Select 20 Portfolio                          1,240,185           1,100,584
Select Value Portfolio                         724,086             659,127
Small Cap Value Portfolio                      395,496             223,743
Technology & Communications
   Portfolio                                 6,771,738           6,273,331

At December 31, 2000, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes.

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------


The aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio at December 31, 2000 were as follows:

                                                                        Net
                                                                    Unrealized
                                  Unrealized      Unrealized       Appreciation/
                                 Appreciation    Depreciation     (Depreciation)
                                     (000)           (000)             (000)
                                 ------------    ------------     --------------
Growth II Portfolio                 $52,546        $115,347          $ (62,801)
Select 20 Portfolio                  88,736          54,526             34,210
Select Value Portfolio                8,204           1,523              6,681
Small Cap Value Portfolio            47,645          21,096             26,549
Technology & Communications
   Portfolio                         84,291         717,133           (632,842)

The Growth II Portfolio had a capital loss carryforward of $29,226,251 expiring in 2008 at December 31, 2000 that can be used to offset future capital gains.


5.   Line of Credit

Each Portfolio may borrow, an amount up to its prospectus defined limitations, from a $500,000,000 committed line of credit available to certain of the funds in the PBHG Fund Family. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Portfolio is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG Fund Family. No Portfolio had an outstanding borrowing at December 31, 2000. Listed below are the Portfolios which had an outstanding balance during the year ended December 31, 2000:

                                                   Weighted
                                    Maximum         Average       Daily Weighted
                                    Amount        Outstanding         Average
                                   Borrowed         Balance        Interest Rate
                                   --------       -----------     --------------
Growth II Portfolio               $3,500,000         $19,126          6.45%
Select Value Portfolio            $6,700,000        $223,497          6.20%
Small Cap Value Portfolio           $600,000          $2,459          6.29%
Technology &
   Communications Portfolio     $142,900,000      $4,130,874          6.51%

The Technology & Communications Portfolio also had overdrafts outstanding with the Portfolio's custodian during the year as follows:

                            Weighted
        Maximum              Average            Daily Weighted
        Amount             Outstanding              Average
       Overdrawn            Overdraft            Interest Rate
       ---------            ---------            -------------
    $132,424,376           $2,127,477                5.94%


6.   Other

On September 26, 2000, Old Mutual plc acquired United Asset Management Corporation through a tender offer and merger. As a result, Old Mutual became the ultimate parent company of Pilgrim Baxter & Associates, Ltd. and Pilgrim Baxter Value Investors, Inc. This change in control constituted an assignment of the Advisory Agreements and Investment Sub-Advisory Agreements and resulted in their termination for the purposes of the Investment Company Act of 1940 ("1940 Act"). Investment advisory and sub-advisory services are currently being provided pursuant to Interim Advisory and Interim Sub-Advisory Agreements adopted in accordance with Rule 15a-4 under the 1940 Act. Fees payable pursuant to these interim agreements, which are the same fees as under the contract terminated, are being escrowed in accordance with that rule. In accordance with the 1940 Act, the Fund's Board of Directors were asked to approve new investment advisory and sub-advisory agreements with Pilgrim Baxter & Associates, Ltd. and Pilgrim Baxter Value Investors, Inc. and to approve submitting these agreements to shareholders for their approval. The new agreements are identical to the Advisory Agreements and Investment Sub-Advisory Agreements in all material respects except for their effective and termination dates and the elimination of a state expense limitation provision. The new agreements will have no effect on the contractual advisory fee rates payable by the Portfolios. No changes are currently planned which would affect services being provided to the Portfolios.

On January 25, 2001, the shareholders approved the new agreements between the portfolio and Pilgrim Baxter & Associates, Ltd. and Pilgrim Baxter Value Investors, Inc.

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of the PBHG Insurance Series Fund, Inc.:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PBHG Growth II Portfolio, PBHG Select 20 Portfolio, PBHG Select Value Portfolio, PBHG Small Cap Value Portfolio, and PBHG Technology & Communications Portfolio (five of the portfolios, each hereafter referred to as a Fund, constituting the PBHG Insurance Series Fund, Inc.,) at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
February 2, 2001

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------


NOTICE TO SHAREHOLDERS (unaudited)


For shareholders that do not have a December 31, 2000 taxable year end, this notice is for informational purposes only.

For shareholders with a December 31, 2000 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended December 31, 2000, the Portfolios are designating net capital gains and qualifying dividends with regard to distributions paid during the year as follows:

                                                    (A)                      (B)                  (C)                  (D)
                                                    Net                   Ordinary
                                               Capital Gains               Income                Total
                                               Distributions            Distributions        Distributions         Qualifying
                                                 (Tax Basis)             (Tax Basis)          (Tax Basis)          Dividends(1)
                                               -------------            -------------        -------------         ----------
Growth II Portfolio ..........................       7%                      93%                 100%                   0%
Select 20 Portfolio ..........................      83%                      17%                 100%                   0%
Select Value Portfolio .......................       2%                      98%                 100%                   6%
Small Cap Value Portfolio ....................       0%                     100%                 100%                   8%
Technology & Communications Portfolio ........       2%                      98%                 100%                   0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* Items (A) and (B) are based on a percentage of each Portolio's distributions.

** Item (D) is based on a percentage of ordinary income distributions of each Portfolio.

[GRAPHIC] PBHG Insurance Series Fund, Inc.
          ----------------------------------------------------------------------


SHAREHOLDER MEETINGS (unaudited)

A special meeting of the shareholders of the PBHG Insurance Series Fund, Inc. was held on January 25, 2001 to vote on the following matters:


                                                            Growth II                 Select 20               Select Value
                                                            Portfolio                  Portfolio                Portfolio
                                                       %       %        %        %       %        %         %       %        %
                   Proposal                           For   Against  Abstain    For   Against  Abstain     For   Against  Abstain
------------------------------------------------     -----------------------   -----------------------    -----------------------
1.  Approve Investment Advisory Agreement
    between PBHG Insurance Series & Pilgrim
    Baxter & Associates, Ltd                         92.03%  2.65%   5.32%     92.76%   2.29%  4.95%     91.63%   1.73%   6.64%
2.  Approve Investment Sub-Advisory Agreement
    between PBHG Insurance Series & Pilgrim
    Baxter Value Investors, Inc.                               N/A                        N/A            91.48%   1.65%   6.87%
3a. Change to Fundamental Restriction on Issuer
    Diversification                                  90.42%  3.40%   6.18%                N/A            88.49%   2.56%   8.95%
3b. Change to Fundamental Restriction on
    Borrowing Money and Issuing Senior Securities    89.65%  4.14%   6.21%     90.64%   3.55%  5.81%     87.69%   3.07%   9.24%
3c. Change to Fundamental Restriction on
    Underwriting Securities                          90.01%  3.86%   6.13%     91.15%   2.90%  5.95%     87.76%   2.87%   9.37%
3d. Change to Fundamental Restiction on Industry
    Concentration                                    90.17%  3.68%   6.15%     91.49%   2.74%  5.77%     87.63%   2.89%   9.48%
3e. Change to Fundamental Restriction on
    Purchasing or Selling Real Estate                89.53%  4.26%   6.21%     90.83%   3.23%  5.94%     87.43%   3.06%   9.51%
3f. Change to Fundamental Restriction on
    Purchasing or Selling Commodities                89.22%  4.62%   6.16%     89.94%   4.13%  5.93%     86.99%   3.81%   9.20%
3g. Change to Fundamental Restriction on Making
    Loans                                            89.42%  4.35%   6.23%     90.06%   3.90%  6.04%     86.75%   3.88%   9.37%
3h. Change to Fundamental Restriction on
    Investing all Assets in an Open End Fund         89.69%  4.06%   6.25%     90.49%   3.55%  5.96%     87.30%   3.08%   9.62%
3i. Change to Fundamental Restriction on
    Investing in Oil, Gas or Other Mineral
    Exploration or Development Programs              89.74%  4.24%   6.02%     90.43%   3.62%  5.95%     87.56%   3.06%   9.38%
3j. Change to Fundamental Restriction on
    Investing in Companies for the Purpose of
    Control                                          89.95%  4.02%   6.03%     90.84%   3.23%  5.93%     87.70%   2.89%   9.41%
3k. Change to Fundamental Restriction on
    Making Short Sales or Margin Purchases           89.17%  4.92%   5.91%     89.98%   4.39%  5.63%     86.17%   4.63%   9.20%
3l. Change to Fundamental Restriction on
    Pledging Assets                                  89.36%  4.66%   5.98%     89.83%   4.22%  5.95%     86.40%   4.14%   9.46%

                                                                                   Technology &
                                                        Small Cap Value           Communications
                                                            Portfolio                Portfolio
                                                        %      %        %        %      %        %
                   Proposal                            For  Against  Abstain    For  Against  Abstain
------------------------------------------------      -----------------------  ----------------------
1.  Approve Investment Advisory Agreement
    between PBHG Insurance Series & Pilgrim
    Baxter & Associates, Ltd                         94.38%   1.88%  3.74%    92.59%   2.23%   5.18%
2.  Approve Investment Sub-Advisory Agreement
    between PBHG Insurance Series & Pilgrim
    Baxter Value Investors, Inc.                     94.22%   2.07%  3.71%               N/A
3a. Change to Fundamental Restriction on Issuer
    Diversification                                  92.67%   2.61%  4.72%               N/A
3b. Change to Fundamental Restriction on
    Borrowing Money and Issuing Senior Securities    91.78%   3.43%  4.79%    90.25%   3.59%   6.16%
3c. Change to Fundamental Restriction on
    Underwriting Securities                          92.10%   2.92%  4.98%    90.64%   3.11%   6.25%
3d. Change to Fundamental Restiction on Industry
    Concentration                                    92.14%   2.94%  4.92%               N/A
3e. Change to Fundamental Restriction on
    Purchasing or Selling Real Estate                91.68%   3.48%  4.84%    90.36%   3.75%   5.89%
3f. Change to Fundamental Restriction on
    Purchasing or Selling Commodities                91.32%   3.66%  5.02%    90.09%   4.19%   5.72%
3g. Change to Fundamental Restriction on Making
    Loans                                            90.87%   4.18%  4.95%    89.46%   4.33%   6.21%
3h. Change to Fundamental Restriction on
    Investing all Assets in an Open End Fund         91.98%   3.14%  4.88%    89.94%   4.30%   5.76%
3i. Change to Fundamental Restriction on
    Investing in Oil, Gas or Other Mineral
    Exploration or Development Programs              91.81%   3.29%  4.90%    90.38%   3.72%   5.90%
3j. Change to Fundamental Restriction on
    Investing in Companies for the Purpose of
    Control                                          91.73%   3.50%  4.77%    90.20%   3.87%   5.93%
3k. Change to Fundamental Restriction on
    Making Short Sales or Margin Purchases           91.50%   3.90%  4.60%    89.62%   4.36%   6.02%
3l. Change to Fundamental Restriction on
    Pledging Assets                                  91.58%   3.71%  4.71%    89.35%   4.76%   5.89%

                                                        All Portfolios
                                                      %       %        %
                                                     For   Against  Abstain
                                                   ------------------------
4.  To approve the Agreement and Plan of
    Reorganization as a Delaware Business
    Trust and subsequent dissolution of the
    Maryland Corporation.                            91.10%  2.78%   6.12%

                                    [GRAPHIC]

                        PBHG Insurance Series Fund, Inc.


                               Investment Adviser
                        Pilgrim Baxter & Associates, Ltd.

                                   Distributor
                        SEI Investments Distribution, Co.
                                    Oaks, PA